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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2004

IMH ASSETS CORP. (as depositor under an Indenture, dated as of November 24, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2004-10)

                                IMH Assets Corp.
             (Exact name of registrant as specified in its charter)

         CALIFORNIA               333-117817-03                 33-0705301
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)            Identification No.)

             1401 Dove Street
         Newport Beach, California
          (Address of Principal                                   92660
            Executive Offices)                                  (Zip Code)

Registrant's telephone number, including area code, is (949) 475-3600

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

      On November 24, 2004, a single series of bonds, entitled IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2004-10 (the "Bonds"), were issued pursuant to an indenture, dated as of November 24, 2004 (the "Agreement"), between Impac CMB Trust Series 2004-10, a Delaware statutory trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee").

Item 8.01 Other Events.

Description of the Mortgage Pool

      The Bonds, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of mortgage loans (the "Mortgage Pool"). The Mortgage Pool is comprised of one- to four-family, adjustable-rate first lien and fixed-rate second lien mortgage loans (the "Mortgage Loans"). The Mortgage Loans have an initial aggregate principal balance of approximately $2,111,091,000.

      The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the Cut-off Date, with respect to the Mortgage Loans.

Item 9.01. Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   Exhibits:

   Exhibit No.         Description
   -----------         -----------

      99.1 Characteristics of the Mortgage Pool as of the Cut-off Date, relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2004-10.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         By:  /s/ Richard J. Johnson
                                         ---------------------------
                                         Name:  Richard J. Johnson
                                         Title: Chief Financial Officer

Dated: December 30, 2004

                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------

     99.1 Characteristics of the Mortgage Pool as of the Cut-off Date, relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2004-10.

                                THE MORTGAGE POOL

General

      The mortgage pool consists of four groups of mortgage loans, referred to in the prospectus supplement as "Loan Group 1", "Loan Group 2", "Loan Group 3" and "Loan Group 4" (and each, a "Loan Group"), and also designated as the "Group 1 Loans", the "Group 2 Loans", the "Group 3 Loans" and the "Group 4 Loans", respectively. The Group 1 Loans are one- to four-family, adjustable-rate and fixed-rate, residential mortgage loans secured by first liens on mortgaged properties that conform to Fannie Mae or Freddie Mac loan limits. The Group 2 Loans are one- to four-family, adjustable-rate and fixed-rate, residential mortgage loans secured by first liens on mortgaged properties and one- to four-family, fixed-rate, residential mortgage loans secured by second liens on mortgaged properties that may or may not conform to Fannie Mae or Freddie Mac loan limits. The Group 3 Loans are one- to four-family, adjustable-rate and fixed-rate, residential mortgage loans secured by first liens on mortgaged properties that may or may not conform to Fannie Mae or Freddie Mac loan limits. The Group 4 Loans are adjustable-rate, multifamily mortgage loans secured by first liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

      The Group 2 Loans and Group 3 Loans consist of mortgage loans which had principal balances at origination which may or may not be greater than Fannie Mae or Freddie Mac conforming balances and the Group 1 Loans consist of mortgage loans which had principal balances at origination which are less than or equal to Fannie Mae or Freddie Mac conforming balances. The conforming balance for mortgage loans secured by a single family property is $333,700 for all mortgage loans other than those originated in Alaska, Hawaii, Guam and the U.S. Virgin Islands, for which it is $500,550. The conforming balance is higher for mortgage loans secured by two- to four-family properties. Notwithstanding these conforming balances, the Group 1 Loans have been originated according to underwriting standards that do not satisfy Fannie Mae or Freddie Mac underwriting criteria.

      The company conveyed the initial mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The Seller made certain representations and warranties with respect to the mortgage loans in the Mortgage Loan Purchase Agreement. The company conveyed the Group 2 subsequent mortgage loans to the trust during the Funding Period. The Group 2 subsequent mortgage loans were acquired with amounts on deposit in the Group 2 Pre-Funding Account pursuant to the Group 2 Subsequent Transfer Instrument. The Seller made certain representations and warranties with respect to the initial mortgage loans in the Mortgage Loan Purchase Agreement and with respect to the Group 2 subsequent mortgage loans in the Group 2 subsequent mortgage loan purchase agreement. These representations and warranties were assigned to the indenture trustee for the benefit of the Bondholders and the Bond Insurer. As more particularly described in the prospectus, the Seller has certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Bondholders or the Bond Insurer. See "The Mortgage Pools -- Representations by Sellers" in the prospectus.

      None of the initial mortgage loans were 30 days or more delinquent as of the Cut-off Date.

      Substantially all of the mortgage loans have scheduled monthly payments due on the first of the month. Each adjustable-rate Group 1 Loan, Group 2 Loan, Group 3 Loan and Group 4 Loan is generally assumable in accordance with the terms of the related mortgage note.

      Each mortgage loan is required to be covered by a standard hazard insurance policy. See "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder - Hazard Insurance Policies" in the prospectus.

Mortgage Rate Adjustment

      The mortgage rate on substantially all of the adjustable-rate mortgage loans will generally adjust semi-annually or annually commencing after an initial period after origination of generally six months, two years, three years or five years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a Subsequent rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, Subsequent rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

      The mortgage rate on substantially all of the adjustable-rate mortgage loans in Loan Group 1, substantially all of the mortgage loans in Loan Group 2, substantially all of the mortgage loans in Loan Group 3 and substantially all of the mortgage loans in Loan Group 4 adjusts based on an index equal to Six-Month LIBOR or One-Year LIBOR. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

      Substantially all of the adjustable-rate mortgage loans will not have reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and Subsequent rate caps thereafter.

Indices on the Mortgage Loans

      The index applicable to the determination of the mortgage rate on approximately 95.73% of the adjustable-rate mortgage loans is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

      The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any adjustable-rate mortgage loan based on Six-Month LIBOR.

                                                          Six-Month LIBOR

Month                     1997       1998       1999        2000       2001       2002        2003       2004
-----                     ----       ----       ----        ----       ----       ----        ----       ----
January..............     5.71%      5.75%      5.04%       6.23%      5.36%      1.99%       1.35%      1.21%
February.............     5.68       5.78       5.17        6.32       4.96       2.06        1.34       1.10
March................     5.96       5.80       5.08        6.53       4.71       2.33        1.26       1.09
April................     6.08       5.87       5.08        6.61       4.23       2.10        1.29       1.10
May..................     6.01       5.81       5.19        7.06       3.91       2.09        1.22       1.11
June.................     5.94       5.87       5.62        7.01       3.83       1.95        1.12       1.36
July.................     5.83       5.82       5.65        6.88       3.70       1.86        1.15       1.99
August...............     5.86       5.69       5.90        6.83       3.48       1.82        1.21       1.99
September............     5.85       5.36       5.96        6.76       2.53       1.75        1.18       2.17
October..............     5.81       5.13       6.13        6.72       2.17       1.62        1.22       2.30
November.............     6.04       5.28       6.04        6.68       2.10       1.47        1.25       2.62
December.............     6.01       5.17       6.13        6.20       1.98       1.38        1.22

Prepayment Charges

      Approximately 50.62%, 40.92%, 52.70% and 100.00% of the Group 1 Loans, Group 2 Loans, Group 3 Loans and Group 4 Loans, respectively (in each case, by aggregate outstanding principal balance of the related mortgage loans as of the Cut-off Date), provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within six months, one year, two years, three years, five years, seven years or ten years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than ten years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note. The prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on these loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. For the multifamily "ARM 3 Year LIB6MO 2/1/1" loans, the amount of the prepayment charge for the first year is 2% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% after the first year and remaining until such charge terminates at the end of the third year. For the multifamily "ARM 3 Year LIB6MO 3/2/1" loans, the amount of the prepayment charge for the first year is 3% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the third year. For the multifamily "ARM 3 Year LIB6MO 4/3/2" loan, the amount of the prepayment charge for the first year is 4% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the third year. For the "ARM 5 Year LIB6MO 3/2/1/1/1" loans, the amount of the prepayment charge for the first year is 3% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% after the first and second year and remaining until such charge terminates at the end of the fifth year. For the multifamily "ARM 5 Year LIB6MO 5/4/3/2/1" loans, the amount of the prepayment charge for the first year is 5% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the fifth year. For the multifamily "ARM 7 Year LIB6MO 3/3/2/2/1/1/0" loan, the amount of the prepayment charge for the first year is 3% of the principal balance of the related mortgage loan for the first and second year after origination, declining by 1% every two years until such charge terminates at the end of the sixth year. For the multifamily "ARM 7 Year LIB6MO 5/4/3/2/1/1/1" loans, the amount of the prepayment charge for the first year is 5% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year for each of the following four years and remaining until such charge terminates at the end of the seventh year. For the multifamily "ARM 10 Year LIB6MO 3/3/3/2/2/2/1/1/1/0" loans, the amount of the prepayment charge for the first year is 3% of the principal balance of the related mortgage loan for the first three years after origination, declining by 1% after every three years until such charge terminates at the end of the tenth year. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer will deposit all prepayment charges received on the Group 1 Loans, Group 2 Loans and Group 3 Loans into the Payment Account to be included in the related Available Funds. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for payment on the Securities.

Primary Mortgage Insurance and the Radian Lender-Paid PMI Policy

      Substantially all of the Group 1 Loans, Group 2 Loans and Group 3 Loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy.

      Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 30.00% of the Allowable Claim.

      The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

      With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates for the mortgage loans will range from 0.33% per annum to 3.06% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

      To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms, with the approval of the Bond Insurer. See "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder - Hazard Insurance Policies" in the Prospectus.

Mortgage Loan Characteristics

      The Mortgage Pool is comprised of 7,855 mortgage loans, 5,112 of which are in Loan Group 1, 2,003 of which are in Loan Group 2, 592 of which are in Loan Group 3, and 148 of which are in Loan Group 4. References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date.

      The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the Group 1 Loans, Group 2 Loans, Group 3 Loans and Group 4 Loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Securities-Yield Sensitivity of the Grantor Trust Certificates" in this prospectus supplement.

Loan Group 1

      The Group 1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $1,000,027,380, after application of scheduled payments due on or before the Cut-off Date, whether or not received. Approximately 91.73% of the Group 1 Loans have adjustable rates and are secured by first liens on the related mortgaged property. Approximately 8.27% of the Group 1 Loans have fixed rates and are secured by first liens on the related mortgaged property.

      The average principal balance of the Group 1 Loans at origination was approximately $195,722. No Group 1 Loan had a principal balance at origination of greater than approximately $608,300 or less than approximately $18,450. The average principal balance of the Group 1 Loans as of the Cut-off Date was approximately $195,624. No Group 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $608,300 or less than approximately $18,407.

      As of the Cut-off Date, the Group 1 Loans had mortgage rates ranging from approximately 2.750% per annum to approximately 11.750% per annum and the weighted average mortgage rate was approximately 5.952% per annum. The weighted average remaining term to stated maturity of the Group 1 Loans was approximately 357 months as of the Cut-off Date. None of the Group 1 Loans will have a first Due Date prior to May 1, 2001, or after January 1, 2005, or will have a remaining term to maturity of less than 120 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 1 Loan is December 1, 2034.

      Approximately 2.55%, 1.29%, 55.77% and 5.09% of the Group 1 Loans have initial interest only periods of two, three, five and ten years, respectively.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios and combined loan-to-value ratios, as applicable, at origination of the Group 1 Loans was approximately 76.93%. No loan-to-value ratio at origination of any Group 1 Loan was greater than approximately 100.00% or less than approximately 9.98%.

      Approximately 0.01% of the Group 1 Loans are balloon loans. The amount of the balloon payment on each of these mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. These mortgage loans have a weighted average remaining term to maturity of approximately 359 months.

      None of the Group 1 Loans are buydown mortgage loans.

      Approximately 99.36% of the Group 1 Loans will not have reached their first adjustment date as of the Closing Date.

      Approximately 50.62% of the Group 1 Loans provide for prepayment charges.

      Approximately 3.72% and 8.62% of the Group 1 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the Group 1 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 1.275% per annum.

      Set forth below is a description of certain additional characteristics of the Group 1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                                                     Mortgage Loan Programs(1)

                                                                                     Weighted
                                                                           Weighted   Average    Weighted   Weighted
                                                                            Average    Remg.     Average     Average
                                              No. of   % of      Average     Gross     Term       Credit     Original
Mortgage Loan Programs      Current Balance   Loans    Total     Balance      WAC     (Months)    Score        LTV
----------------------      ---------------  -------  -------   --------   --------  ---------   --------   ---------
 30Y LIB1M ..............   $       596,994       3     0.06%   $198,998     5.160      357         707       74.03%
 30Y LIB1M - IO..........         5,349,000      21     0.53     254,714     4.285      357         702       73.55
 30Y LIB6M...............         8,438,737      38     0.84     222,072     6.039      358         684       79.59
 30Y LIB6M - IO..........        60,972,078     288     6.10     211,709     5.155      358         705       75.51
 30Y LIB12M .............         2,827,922      13     0.28     217,532     5.816      358         683       82.17
 30Y LIB12M - IO.........        15,912,904      70     1.59     227,327     5.255      358         691       78.46
 2/28 LIB6M..............       146,336,483     845    14.63     173,179     6.434      358         666       79.58
 2/28 LIB6M - IO.........       354,988,359   1,660    35.50     213,848     5.835      358         685       77.56
 3/27 LIB6M .............        87,677,066     544     8.77     161,171     6.226      358         667       79.47
 3/27 LIB6M - IO.........       116,946,755     586    11.69     199,568     5.659      358         690       75.84
 3/27 LIB12M ............           468,559       2     0.05     234,280     5.151      356         670       78.44
 5/25 LIB6M..............        31,420,460     170     3.14     184,826     5.994      358         691       75.47
 5/25 LIB6M - IO.........        75,447,501     358     7.54     210,747     5.470      358         706       71.44
 7/23 LIB6M .............         3,528,898      14     0.35     252,064     5.428      357         720       65.01
 7/23 LIB6M - IO.........         4,653,970      20     0.47     232,699     5.305      358         737       65.95
 7/23 LIB12M.............           223,542       1     0.02     223,542     5.875      357         744       77.25
 10/20 LIB6M.............           837,601       4     0.08     209,400     6.179      353         722       80.07
 10/20 LIB6M - IO........           730,800       3     0.07     243,600     6.123      355         691       63.16
 15 Yr Fixed.............         3,208,118      29     0.32     110,625     6.809      177         691       64.50
 15 Yr Fixed - IO........           335,200       1     0.03     335,200     7.375      354         755       80.00
 30/15 Fixed Balloon.....            58,773       1     0.01      58,773     9.750      359         717       19.74

 30 Yr Fixed.............        67,365,501     382     6.74     176,349     7.032      356         683       76.30
 30 Yr Fixed- IO.........        11,702,159      59     1.17     198,342     7.139      358         693       75.46
                            ---------------   -----   ------     -------     -----      ---         ---       -----
   Total.................   $ 1,000,027,380   5,112   100.00%   $195,624     5.952      357         685       76.93%
                            ===============   =====   ======

------------
(1) A mortgage loan with a loan program including the term "30YLIB1M" has a term of 30 years and the mortgage rate adjusts monthly based on the value of One-Month LIBOR. A mortgage loan with a loan program including the term "30YLIB6M" has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "30YLIB12M" has a term of 30 years and the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "2/28LIB6M" has a term of 30 years, the first two of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27LIB6M" has a term of 30 years, the first three of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27LIB12M" has a term of 30 years, the first three of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "5/25LIB6M" has a term of 30 years, the first five of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "7/23LIB6M" has a term of 30 years, the first seven of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "7/23LIB12M" has a term of 30 years, the first seven of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "10/20LIB6M" has a term of 30 years, the first ten of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "15YrFixed" has a term of 15 years with a fixed rate of interest. A mortgage loan with a loan program including the term "30YrFixed" has a term of 30 years with a fixed rate of interest. A mortgage loan with a loan program including the term "30/15FixedBalloon" has a term of 30 years with a fixed rate of interest and allows for a balloon payment. Any mortgage loan with a loan program including the term "IO" has an interest only period.

                                                Principal Balances as of Origination

                                                                                          Weighted
                                                                                Weighted   Average    Weighted   Weighted
                                                                                Average     Remg.      Average   Average
      Range of Mortgage                           No. of     % of     Average    Gross      Term       Credit    Original
   Loan Principal Balances      Current Balance   Loans      Total    Balance     WAC      (Months)    Score       LTV
------------------------------  ---------------   -------    -----   ---------- --------  ---------   --------  ---------
  100,000.01 - 150,000.00.....      151,272,538    1,199      15.13    126,166    6.197       356       679       77.71
  150,000.01 - 200,000.00.....      195,910,612    1,117      19.59    175,390    6.053       358       683       77.77
  200,000.01 - 250,000.00.....      212,256,685      945      21.23    224,610    5.879       358       685       76.58
  250,000.01 - 300,000.00.....      200,769,554      731      20.08    274,651    5.796       358       686       76.65
  300,000.01 - 350,000.00.....      142,971,588      449      14.30    318,422    5.841       358       689       77.06
  350,000.01 - 400,000.00.....       16,035,816       43       1.60    372,926    5.929       358       687       75.75
  400,000.01 - 450,000.00.....       13,101,521       31       1.31    422,630    5.890       358       705       74.81
  450,000.01 - 500,000.00.....       13,009,347       27       1.30    481,828    5.558       358       697       73.32
  500,000.01 - 550,000.00.....        7,280,568       14       0.73    520,041    5.198       358       705       68.16
  550,000.01 - 600,000.00.....          581,000        1       0.06    581,000    5.625       359       760       70.00
  600,000.01 - 650,000.00.....        1,213,800        2       0.12    606,900    4.938       358       698       65.92
                                ---------------    ------   -------   --------    -----       ---       ---       -----
   Total....................    $ 1,000,027,380    5,112     100.00%  $195,624    5.952       357       685       76.93%
                                ===============    =====    =======

      As of origination, the average principal balance of the Group 1 Loans will be approximately $195,722.

                                             Principal Balances as of the Cut-off Date

                                                                                            Weighted
                                                                                  Weighted   Average   Weighted   Weighted
                                                                                  Average     Remg.     Average   Average
       Range of Mortgage                            No. of   % of     Average      Gross      Term       Credit   Original
    Loan Principal Balances       Current Balance   Loans    Total    Balance       WAC      (Months)    Score       LTV
-------------------------------   ---------------  -------   -----   ----------   --------  ---------   --------  --------
      0.01 -  50,000.00 .......   $       492,219      11      0.05%   $ 44,747     7.178      324        688       56.37
 50,000.01 - 100,000.00 .......        45,132,133     542      4.51      83,270     6.362      353        677       77.20
100,000.01 - 150,000.00 .......       151,568,694   1,201     15.16     126,202     6.196      356        679       77.74
150,000.01 - 200,000.00 .......       195,813,972   1,116     19.58     175,461     6.054      358        683       77.74
200,000.01 - 250,000.00 .......       212,304,287     945     21.23     224,661     5.879      358        685       76.59
250,000.01 - 300,000.00 .......       200,522,437     730     20.05     274,688     5.795      358        686       76.65
300,000.01 - 350,000.00 .......       142,971,588     449     14.30     318,422     5.841      358        689       77.06
350,000.01 - 400,000.00 .......        16,035,816      43      1.60     372,926     5.929      358        687       75.75
400,000.01 - 450,000.00 .......        13,101,521      31      1.31     422,630     5.890      358        705       74.81
450,000.01 - 500,000.00 .......        13,009,347      27      1.30     481,828     5.558      358        697       73.32
500,000.01 - 550,000.00 .......         7,280,568      14      0.73     520,041     5.198      358        705       68.16
550,000.01 - 600,000.00 .......           581,000       1      0.06     581,000     5.625      359        760       70.00
600,000.01 - 650,000.00 .......         1,213,800       2      0.12     606,900     4.938      358        698       65.92
                                  ---------------   -----    ------    --------     -----      ---        ---       -----
 Total ........................   $ 1,000,027,380   5,112    100.00%   $195,624     5.952      357        685       76.93%
                                  ===============   =====    ======

      As of the Cut-off Date, the average current principal balance of the Group 1 Loans will be approximately $195,624.

                                                           Mortgage Rates

                                                                                          Weighted
                                                                                Weighted   Average    Weighted   Weighted
                                                                                 Average    Remg.     Average     Average
           Range of                               No. of     % of     Average    Gross      Term       Credit    Original
      Mortgage Rates (%)        Current Balance    Loans     Total    Balance     WAC      (Months)     Score       LTV
------------------------------  ---------------   -------    -----   ---------- --------  ---------   ---------  ---------
 2.500 -  2.999 ...............          405,900        2      0.04     202,950    2.750      357        728       77.41
 3.000 -  3.499 ...............        1,230,246        7      0.12     175,749    3.290      358        721       72.82
 3.500 -  3.999 ...............       10,281,902       48      1.03     214,206    3.777      358        726       68.86
 4.000 -  4.499 ...............       39,953,845      179      4.00     223,206    4.246      358        719       70.15
 4.500 -  4.999 ...............      129,154,297      579     12.92     223,064    4.732      358        713       69.74
 5.000 -  5.499 ...............      145,549,626      699     14.55     208,226    5.219      358        697       73.71
 5.500 -  5.999 ...............      208,495,780    1,040     20.85     200,477    5.733      358        683       76.99
 6.000 -  6.499 ...............      168,275,680      900     16.83     186,973    6.213      357        674       78.95
 6.500 -  6.999 ...............      153,604,851      842     15.36     182,429    6.716      356        671       79.87
 7.000 -  7.499 ...............       65,044,107      364      6.50     178,693    7.199      357        672       82.25
 7.500 -  7.999 ...............       46,986,278      268      4.70     175,322    7.683      357        665       83.27
 8.000 -  8.499 ...............       15,256,817       91      1.53     167,657    8.159      356        666       86.83
 8.500 -  8.999 ...............       10,131,783       56      1.01     180,925    8.707      355        635       86.94
 9.000 -  9.499 ...............        3,668,164       21      0.37     174,674    9.147      352        639       89.37
 9.500 -  9.999 ...............        1,296,904       10      0.13     129,690    9.602      349        597       79.09
10.000 - 10.499 ...............          435,387        2      0.04     217,694   10.085      358        617       92.16
10.500 - 10.999 ...............          196,491        2      0.02      98,246   10.661      306        609       90.62
11.500 - 11.999 ...............           59,320        2      0.01      29,660   11.716      220        693        9.99
                                 ---------------    -----    ------    --------   ------      ---        ---        ----
   Total ......................  $ 1,000,027,380    5,112    100.00%   $195,624    5.952      357        685       76.93%
                                 ===============    =====    ======

------------
As of the Cut-off Date, the weighted average mortgage rate of the Group 1 Loans will be approximately 5.952% per annum.

                                                       Next Adjustment Date*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average    Average
                                                   No. of    % of     Average     Gross      Term      Credit    Original
 Next Adjustment Date           Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
------------------------------  ---------------   -------    -----   ---------- --------  ----------  --------   ---------
December 2004                          5,457,094       22      0.59     248,050    4.326      357        702       73.60
January 2005                           1,438,206        7      0.16     205,458    5.025      355        701       80.31
February 2005                          1,031,603        5      0.11     206,321    4.800      357        665       71.95
March 2005                             7,315,844       35      0.80     209,024    5.303      357        709       77.28
April 2005                            26,163,101      127      2.85     206,009    5.046      358        709       76.86
May 2005                              30,206,715      138      3.29     218,889    5.439      359        698       75.28
June 2005                              4,044,950       18      0.44     224,719    5.419      360        692       73.90
August 2005                              245,000        1      0.03     245,000    3.875      356        663       79.03
September 2005                         5,126,902       22      0.56     233,041    5.729      357        682       81.27
October 2005                           9,757,492       43      1.06     226,918    5.068      358        689       77.77
November 2005                          3,611,433       17      0.39     212,437    5.618      359        702       79.19
April 2006                               898,419        5      0.10     179,684    6.917      352        592       87.30
May 2006                                 937,235        4      0.10     234,309    7.812      353        593       76.59
June 2006                              1,968,767        9      0.21     218,752    7.796      354        588       82.79
July 2006                              2,998,802       15      0.33     199,920    7.573      355        641       86.34
August 2006                           10,510,861       59      1.15     178,150    6.902      356        645       78.98
September 2006                        54,773,945      297      5.97     184,424    6.378      357        669       79.62
October 2006                         289,397,996    1,454     31.55     199,036    6.056      358        678       78.86
November 2006                        130,738,263      615     14.25     212,583    5.619      359        691       75.46
December 2006                          8,799,850       45      0.96     195,552    5.764      360        698       79.60
April 2007                               168,800        1      0.02     168,800    4.000      352        654       80.00
May 2007                               2,009,916       11      0.22     182,720    5.010      353        687       82.08
June 2007                                353,144        2      0.04     176,572    5.357      354        650       84.77
July 2007                              1,080,805        6      0.12     180,134    6.099      355        663       80.98
August 2007                            3,277,260       18      0.36     182,070    6.319      356        689       83.43
September 2007                        29,542,209      191      3.22     154,671    6.123      357        669       79.21
October 2007                         114,457,533      648     12.48     176,632    6.017      358        673       78.67
November 2007                         49,986,314      236      5.45     211,806    5.567      359        699       73.21
December 2007                          4,216,400       19      0.46     221,916    5.295      360        697       70.95
December 2008                            301,000        1      0.03     301,000    4.875      348        765       70.00
January 2009                             171,000        1      0.02     171,000    7.500      349        598       95.00
April 2009                               196,950        1      0.02     196,950    4.375      352        674       80.00
May 2009                               1,175,188        6      0.13     195,865    5.625      353        720       82.03
June 2009                              1,166,000        5      0.13     233,200    5.650      354        737       73.13
July 2009                                496,000        2      0.05     248,000    6.122      355        664       67.90
August 2009                            1,877,461       14      0.20     134,104    5.701      356        707       81.15
September 2009                         9,285,028       53      1.01     175,189    6.200      357        687       79.53
October 2009                          35,140,788      178      3.83     197,420    5.760      358        703       74.26
November 2009                         51,595,745      238      5.62     216,789    5.452      359        702       69.93
December 2009                          5,462,800       29      0.60     188,372    5.343      360        699       70.35
August 2010                              255,500        1      0.03     255,500    5.000      344        803       36.50
September 2010                           306,079        1      0.03     306,079    4.875      345        757       41.06
August 2011                              523,920        2      0.06     261,960    6.064      356        730       79.40
September 2011                           531,772        2      0.06     265,886    6.455      357        695       87.54
October 2011                           1,530,750        7      0.17     218,679    5.567      358        703       68.09
November 2011                          4,468,389       18      0.49     248,244    5.207      359        736       64.62
December 2011                            790,000        4      0.09     197,500    5.052      360        738       64.02
March 2014                               208,375        1      0.02     208,375    6.875      351        711       75.00
June 2014                                785,713        3      0.09     261,904    5.868      354        715       68.16
July 2014                                574,313        3      0.06     191,438    6.281      355        697       76.68
                                         -------    -----    ------     -------    -----      ---        ---       -----
Total: ........................      917,357,629    4,640    100.00     197,706    5.854      358        685       77.04

-------------

      As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 1 Loans will be approximately 28 months.

      *     Excludes the fixed rate mortgage loans in Loan Group 1.

                                                           Gross Margin*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
     Range of                                      No. of    % of     Average     Gross     Term       Credit    Original
  Gross Margins(%)              Current Balance    Loans     Total    Balance      WAC     (Months)     Score       LTV
------------------------------  ---------------   -------    -----   ----------  --------  ---------   --------  ---------
1.250 - 1.499                            300,900        1      0.03     300,900    2.750      357        712       80.00
1.750 - 1.999                          1,192,200        6      0.13     198,700    3.783      358        694       75.72
2.000 - 2.249                          1,443,039        7      0.16     206,148    4.722      358        699       75.28
2.250 - 2.499                         31,856,451      145      3.47     219,700    5.496      357        719       74.05
2.500 - 2.749                          4,034,266       21      0.44     192,108    5.057      358        692       72.60
2.750 - 2.999                         11,466,890       50      1.25     229,338    5.083      358        720       71.89
3.000 - 3.249                         46,101,404      225      5.03     204,895    5.157      358        714       76.66
3.250 - 3.499                        135,331,880      654     14.75     206,929    5.199      358        740       72.98
3.500 - 3.749                         81,255,584      407      8.86     199,645    5.570      358        696       77.08
3.750 - 3.999                        232,830,491    1,093     25.38     213,020    5.577      358        675       74.81
4.000 - 4.249                          4,383,350       19      0.48     230,703    6.085      358        684       78.43
4.250 - 4.499                          9,455,952       49      1.03     192,979    5.919      359        660       74.15
4.500 - 4.749                          5,970,879       29      0.65     205,892    6.222      358        671       76.99
4.750 - 4.999                          7,629,317       40      0.83     190,733    5.818      358        676       79.66
5.000 - 5.249                         41,300,160      209      4.50     197,608    6.321      358        680       80.51
5.250 - 5.499                         26,257,590      143      2.86     183,620    5.973      358        660       79.39
5.500 - 5.749                         44,286,554      247      4.83     179,298    6.099      358        657       80.16
5.750 - 5.999                         92,439,829      466     10.08     198,369    6.420      358        665       79.79
6.000 - 6.249                         61,631,994      337      6.72     182,884    6.628      358        652       81.72
6.250 - 6.499                         32,212,533      198      3.51     162,690    6.815      358        644       81.43
6.500 - 6.749                         21,503,480      132      2.34     162,905    7.010      358        657       81.77
6.750 - 6.999                         10,639,414       64      1.16     166,241    7.492      357        631       80.55
7.000 - 7.249                          6,042,937       40      0.66     151,073    7.412      358        654       82.75
7.250 - 7.499                          3,417,141       25      0.37     136,686    7.746      358        652       81.89
7.500 - 7.749                          2,202,095       16      0.24     137,631    7.980      358        653       83.97
7.750 - 7.999                            457,496        4      0.05     114,374    8.074      358        648       87.67
8.000 - 8.249                            771,822        6      0.08     128,637    8.278      357        660       86.51
8.250 - 8.499                            142,500        1      0.02     142,500    8.500      359        729       95.00
8.500 - 8.749                            501,456        3      0.05     167,152    8.813      359        632       94.91
8.750 - 8.999                            158,376        2      0.02      79,188    9.300      354        581       82.49
9.000 +                                  139,650        1      0.02     139,650    10.625     359        645       95.00
                                 ---------------    -----    ------    --------    ------     ---        ---       -----
Total: ........................  $   917,357,629    4,640    100.00%   $197,706    5.854      358        685       77.04%
                                 ===============    =====    ======

-----------

      As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Loans will be approximately 4.396% per annum.

      *     Excludes the fixed rate mortgage loans in Loan Group 1.

                                                       Maximum Mortgage Rate*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
  Range of Maximum                                 No. of    % of     Average     Gross      Term      Credit    Original
 Mortgage Rates (%)              Current Balance   Loans     Total    Balance      WAC      (Months)    Score       LTV
------------------------------   ---------------  -------    -----   ----------  --------  ---------  ---------  --------
 8.500 -  8.999                          300,900        1      0.03     300,900    2.750      357        712       80.00
 9.000 -  9.499                        2,065,695       11      0.23     187,790    3.757      356        702       75.87
 9.500 -  9.999                       15,355,801       71      1.67     216,279    4.153      358        717       71.10
10.000 - 10.499                       42,217,722      191      4.60     221,035    4.350      358        722       70.71
10.500 - 10.999                      128,913,652      585     14.05     220,365    4.766      358        713       69.88
11.000 - 11.499                      139,705,626      676     15.23     206,665    5.230      358        696       73.53
11.500 - 11.999                      192,988,543      969     21.04     199,163    5.742      358        681       77.41
12.000 - 12.499                      150,845,672      808     16.44     186,690    6.177      358        674       80.00
12.500 - 12.999                      125,092,020      679     13.64     184,230    6.653      358        669       80.78
13.000 - 13.499                       53,308,846      288      5.81     185,100    7.048      358        669       83.19
13.500 - 13.999                       35,058,495      188      3.82     186,481    7.496      358        663       83.57
14.000 - 14.499                       17,062,032       94      1.86     181,511    7.820      357        660       85.06
14.500 - 14.999                       10,438,621       55      1.14     189,793    8.420      357        630       83.18
15.000 - 15.499                        2,312,996       14      0.25     165,214    8.938      358        634       86.99
15.500 - 15.999                          675,320        4      0.07     168,830    9.642      356        568       81.02
16.000 - 16.499                          757,288        4      0.08     189,322    9.667      358        607       84.81
16.500 - 16.999                          258,400        2      0.03     129,200   10.108      359        605       74.32
                                 ---------------    -----    ------    --------   ------      ---        ---       -----
Total: ........................  $   917,357,629    4,640    100.00%   $197,706    5.854      358        685       77.04%
                                 ===============    =====    ======

-------------

      As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Loans will be approximately 11.786% per annum.

      *     Excludes the fixed rate mortgage loans in Loan Group 1.

                                                     Initial Fixed-Rate Period*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                   No. of    % of     Average     Gross      Term       Credit   Original
     Initial Fixed Period        Current Balance   Loans     Total    Balance      WAC      (Months)    Score       LTV
------------------------------   ---------------  -------    -----   ----------  --------  ---------   --------  --------
One Month .....................        5,945,994       24      0.65     247,750    4.373      357        702       73.60
Six Month .....................       69,410,815      326      7.57     212,917    5.262      358        703       76.01
One Year ......................       18,740,826       83      2.04     225,793    5.339      358        689       79.02
Two Years .....................      501,324,843    2,505     54.65     200,130    6.010      358        679       78.15
Three Years ...................      205,092,380    1,132     22.36     181,177    5.900      358        680       77.39
Five Years ....................      106,867,960      528     11.65     202,401    5.624      358        701       72.62
Seven Years ...................        8,406,410       35      0.92     240,183    5.372      358        730       65.86
Ten Years .....................        1,568,401        7      0.17     224,057    6.153      354        708       72.19
                                 ---------------    -----    ------     -------    -----      ---        ---       -----
Total: ........................  $   917,357,629    4,640    100.00%   $197,706    5.854      358        685       77.04%
                                 ===============    =====    ======    ========

      *     Excludes the fixed rate mortgage loans in Loan Group 1.

                                                         Initial Rate Cap*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
        Initial Cap (%)          Current Balance    Loans     Total    Balance      WAC     (Months)    Score      LTV
-------------------------------  ---------------   -------    -----   ---------  --------  ---------  --------   --------
 0.750 ........................          250,000        1      0.03     250,000    4.750      358        710       17.86
 1.000 ........................       76,424,256      356      8.33     214,675    5.235      358        702       76.04
 2.000 ........................       22,419,334       98      2.44     228,769    5.581      358        683       79.52
 3.000 ........................      770,393,602    3,939     83.98     195,581    5.922      358        681       77.02
 4.000 ........................        2,504,314       14      0.27     178,880    4.881      354        711       80.26
 5.000 ........................       12,389,136       69      1.35     179,553    6.165      357        705       78.00
 6.000 ........................       32,976,988      163      3.59     202,313    5.840      357        711       78.00
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
Total: ........................  $   917,357,629    4,640    100.00%   $197,706    5.854      358        685       77.04%
                                 ===============    =====    ======    ========


      *     Excludes the fixed rate mortgage loans in Loan Group 1.

                                                        Subsequent Rate Cap*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
       Subsequent Cap (%)        Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------    -----   ---------  --------  ---------  ---------  ---------
 1.000 ........................      841,216,624    4,283     91.70     196,408    5.847      358        684       76.98
 1.500 ........................        3,841,507       21      0.42     182,929    7.026      358        600       64.45
 2.000 ........................       71,796,432      334      7.83     214,959    5.884      358        693       78.36
 6.000 ........................          503,066        2      0.05     251,533    4.135      358        709       79.98
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
Total: ........................  $   917,357,629    4,640    100.00%   $197,706    5.854      358        685       77.04%
                                 ===============    =====    ======

      *     Excludes the fixed rate mortgage loans in Loan Group 1.

                                                   Original Loan-to-Value Ratios

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
  Range of Loan-to-Value                            No. of    % of     Average     Gross     Term       Credit   Original
         Ratios (%)              Current Balance    Loans     Total    Balance      WAC     (Months)    Score      LTV
-------------------------------  ---------------   -------    -----   ---------  --------  ---------  ---------  --------
 0.01 -  20.00 ................  $       710,339        8      0.07%   $ 88,792    6.716      323        705       16.44%
20.01 -  25.00 ................          527,670        4      0.05     131,917    5.444      290        629       21.76
25.01 -  30.00 ................        1,374,562        8      0.14     171,820    4.960      340        717       28.10
30.01 -  35.00 ................        1,407,491       10      0.14     140,749    5.822      358        671       32.37
35.01 -  40.00 ................        3,538,786       19      0.35     186,252    5.316      357        681       37.17
40.01 -  45.00 ................        4,435,171       24      0.44     184,799    5.387      353        701       42.17
45.01 -  50.00 ................        7,936,571       43      0.79     184,571    5.635      357        702       48.01
50.01 -  55.00 ................       10,447,105       52      1.04     200,906    5.467      355        700       52.80
55.01 -  60.00 ................       18,906,121       87      1.89     217,312    5.608      356        686       58.12
60.01 -  65.00 ................       21,862,771      101      2.19     216,463    5.584      357        682       63.28
65.01 -  70.00 ................      222,071,677    1,052     22.21     211,095    5.043      358        704       69.74
70.01 -  75.00 ................       37,279,367      172      3.73     216,741    6.044      357        684       73.80
75.01 -  80.00 ................      533,489,670    2,799     53.35     190,600    6.091      358        679       79.80
80.01 -  85.00 ................       25,127,480      123      2.51     204,288    6.812      355        648       84.17
85.01 -  90.00 ................       71,540,175      401      7.15     178,404    7.131      357        679       89.68
90.01 -  95.00 ................       35,946,107      187      3.59     192,225    7.169      358        674       94.80
95.01 - 100.00 ................        3,426,317       22      0.34     155,742    6.689      358        703       99.76
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
 Total ........................  $ 1,000,027,380    5,112    100.00%   $195,624    5.952      357        685       76.93%
                                 ===============    =====    ======

----------

      The minimum and maximum loan-to-value ratios of the Group 1 Loans at origination were approximately 9.98% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 1 Loans at origination was approximately 76.93%.

                                                          Occupancy Types

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
           Occupancy             Current Balance    Loans     Total    Balance      WAC     (Months)    Score      LTV
-------------------------------  ---------------   -------    -----   ---------  --------  ---------  ---------  --------
Owner Occupied ................  $   811,107,291    4,111     81.11%   $197,302    5.822      357        678       77.44%
Investment ....................      167,993,029      890     16.80     188,756    5.977      357        712       74.22
Second Home ...................       20,927,060      111      2.09     188,532    6.045      357        708       78.84
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
Total: ........................  $ 1,000,027,380    5,112    100.00%   $195,624    5.952      357        685       76.93%
                                 ===============    =====    ======

----------

      Occupancy type is based on the representation of the borrower at the time of origination.

                                            Mortgage Loan Program and Documentation Type

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
         Document Type           Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------    -----   ---------  --------  ---------  ---------  --------
Progressive Series                   187,568,396      960     18.76     195,384    5.643      357        685       76.12
Program (Full
Doc)
Progressive Express                    1,690,884        7      0.17     241,555    6.851      334        701       75.59
Program (Express Priority
Refinance)
Progressive Series                       172,379        1      0.02     172,379    7.000      354        664       75.00
Program (No Employment No
Asset)
Progressive Express No                30,497,303      163      3.05     187,100    6.683      358        696       78.74
Doc Program (No
Doc)
Progressive Express                    4,083,429       22      0.41     185,610    6.407      358        681       74.39
Program No Doc Program
(Verified Assets)
Progressive Series                   132,166,839      836     13.22     158,094    6.109      358        649       79.83
Program (Full
Income/Stated Assets
Doc)
Progressive Series                   515,227,073    2,471     51.52     208,510    5.800      357        694       75.78
Program (Limited
(Stated))
Doc)
Progressive Series                       390,564        3      0.04     130,188    7.643      355        586       74.01
Program (No
Ratio)
Progressive Series                     5,705,771       26      0.57     219,453    6.185      358        643       78.81
Program
(Alt)
Progressive Series                     1,269,571        7      0.13     181,367    6.890      355        679       77.23
Program (No Income/No
Asset Doc)
Progressive Series                     2,670,688       11      0.27     242,790    7.125      356        686       77.38
Program
(Lite(Self-Employed))
Progressive Express                   74,612,661      380      7.46     196,349    6.832      357        676       79.09
Program (Non Verified
Assets)
Progressive Express                   41,570,688      218      4.16     190,691    6.332      357        696       80.47
Program (Verified
Assets)
Progressive Express                    2,401,135        7      0.24     343,019    6.803      355        654       77.14
Program
(Self-Employed)
                                 ---------------    -----    ------     -------    -----      ---        ---       -----
   Total                         $ 1,000,027,380    5,112    100.00%   $195,624    5.953%     357        685       76.93%
                                 ===============    =====    ======

      See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                                          Risk Categories

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
    Credit Grade Category        Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------    -----   ---------  --------  ---------  ---------  --------
A .............................      400,046,633    2,084     40.00     191,961    6.099      357        652       77.89
A+ ............................      454,338,873    2,234     45.43     203,375    5.578      357        724       75.51
A- ............................       51,710,577      297      5.17     174,110    6.535      358        611       78.94
B .............................        1,970,979       11      0.20     179,180    7.029      357        572       67.53
C .............................        2,619,723       14      0.26     187,123    8.667      355        546       76.61
CX ............................        4,224,486       19      0.42     222,341    7.913      344        525       75.57
Progressive Express I .........       46,515,301      245      4.65     189,858    6.432      357        726       79.29
Progressive Express II ........       35,140,048      187      3.51     187,915    6.985      358        653       80.31
Progressive Express III .......        1,366,941        7      0.14     195,277    7.420      344        625       75.05
Progressive Express IV ........          412,613        2      0.04     206,307    6.318      358        594       56.05
Progressive Express V .........          616,339        4      0.06     154,085    7.112      359        584       61.42
Progressive Express V .........        1,064,867        8      0.11     133,108    7.764      355        543       50.71
                                 ---------------    -----    ------     -------    -----      ---        ---       -----
   Total ......................  $ 1,000,027,380    5,112    100.00%   $195,624    5.952      357        685       76.93%
                                 ===============    =====    ======

----------

(1) All of these Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and CX correspond to Progressive Series I+, I and II, III and III+, IV, V and VI, respectively.

(2) These Group 1 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 1 Loans is generally based on the borrower's "Credit Score" score and therefore these Group 1 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi(TM) Program has been placed in either Progressive Express(TM) Program II or III.

   See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                                           Property Types

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
        Property Type            Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------    -----   ---------  --------  ---------  ---------  ---------
Single Family Residence .......  $   620,927,967    3,325     62.09%   $186,745    6.008      357        678       77.21%
Planned Unit Development.......      153,394,105      777     15.34     197,418    5.848      358        693       78.04
Condominium ...................      114,987,127      596     11.50     192,931    5.720      358        697       76.48
2-4 Family Unit ...............      106,500,541      383     10.65     278,069    6.008      356        697       74.14
Townhouse .....................        4,217,639       31      0.42     136,053    6.348      351        682       78.34
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
   Total ......................  $ 1,000,027,380    5,112    100.00%   $195,624    5.952      357        685       76.93%
                                 ===============    =====    ======

                                          Geographic Distribution of Mortgaged Properties

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
             State               Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------    -----   ---------  --------  ---------  ---------  --------
California ....................  $   459,132,594    1,904     45.91%   $241,141    5.624      358        691       74.50%
Florida .......................       88,541,270      561      8.85     157,828    6.323      357        689       79.56
Arizona .......................       37,949,494      258      3.79     147,091    5.996      358        682       77.98
Nevada ........................       36,821,692      184      3.68     200,118    5.922      358        691       77.89
Virginia ......................       36,462,880      181      3.65     201,452    5.907      358        683       77.38
Maryland ......................       30,689,591      161      3.07     190,619    6.252      357        675       79.42
Illinois ......................       28,653,634      154      2.87     186,063    6.425      358        674       79.69
New York ......................       28,599,098      113      2.86     253,089    6.738      350        666       76.10
New Jersey ....................       26,328,572      128      2.63     205,692    6.664      354        689       79.04
Colorado ......................       21,999,966      132      2.20     166,666    5.935      358        676       77.74
Washington ....................       21,625,707      130      2.16     166,352    5.826      358        675       79.14
Texas .........................       20,377,876      161      2.04     126,571    6.584      355        685       81.88
Minnesota .....................       18,248,313      113      1.82     161,489    6.183      358        674       79.69
Massachusetts .................       17,369,426       71      1.74     244,640    6.174      358        679       77.60
Georgia .......................       15,091,602       97      1.51     155,584    5.795      357        678       80.04
Hawaii ........................       12,449,442       33      1.24     377,256    5.666      358        686       73.66
Oregon ........................       11,471,885       73      1.15     157,149    6.100      357        680       79.05
Other .........................       88,214,336      658      8.82     134,064    6.427      356        668       80.85
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
   Total ......................  $ 1,000,027,380    5,112    100.00%   $195,624    5.952%     357        685       76.93%
                                 ===============    =====    ======

      No more than approximately 0.42% of the Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.


                                                        Debt-to-Income Ratio

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
     Range of Debt-to-Income                        No. of    % of     Average     Gross     Term       Credit   Original
           Ratios (%)            Current Balance    Loans     Total    Balance      WAC     (Months)    Score      LTV
-------------------------------  ---------------   -------    -----   ---------  --------  ---------  ---------  --------
 0.01 -  5.00 .................  $    32,383,699      170      3.24%   $190,492    5.974      356        691       81.77%
 5.01 - 10.00 .................        2,199,467       10      0.22     219,947    6.676      358        700       65.99
10.01 - 15.00 .................        5,090,166       31      0.51     164,199    4.934      356        719       71.90
15.01 - 20.00 .................       10,501,054       64      1.05     164,079    5.297      355        692       73.74
20.01 - 25.00 .................       31,946,875      164      3.19     194,798    5.838      358        695       73.34
25.01 - 30.00 .................       57,051,362      301      5.70     189,539    5.799      357        696       75.88
30.01 - 35.00 .................      109,601,782      578     10.96     189,622    5.836      358        684       76.17
35.01 - 40.00 .................      153,297,715      790     15.33     194,048    5.859      358        686       77.80
40.01 - 45.00 .................      209,861,298    1,042     20.99     201,402    5.980      358        679       77.42
45.01 - 50.00 .................      221,058,768    1,134     22.11     194,937    5.965      357        676       78.07
50.01 - 55.00 .................       23,174,663      106      2.32     218,629    5.938      355        677       72.10
Greater than 55.00 ............        2,841,170       16      0.28     177,573    5.810      352        653       74.16
Not Required ..................      141,019,362      706     14.10     199,744    6.380      358        698       75.61
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
Total: ........................  $ 1,000,027,380    5,112    100.00%   $195,624    5.952      357        685       76.93%
                                 ===============    =====    ======

      As of the Cut-off Date, the weighted average debt-to-income ratio of the Group 1 Loans will be approximately 38.34% per annum.

                                                         Prepayment Penalty

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
     Number of Months            Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------    -----   ---------  --------  ---------  ---------  --------
No Prepay .....................      493,769,241    2,543     49.38     194,168    5.979      357        690       76.78
12 months .....................      118,964,514      550     11.90     216,299    5.502      358        695       74.58
24 months .....................      267,921,224    1,338     26.79     200,240    6.031      358        676       78.27
36 months .....................      114,297,267      649     11.43     176,113    6.077      357        670       76.93
60 months .....................        5,075,134       32      0.51     158,598    6.821      354        695       75.81
                                 ---------------    -----    ------     -------    -----      ---        ---       -----
   Total ......................  $ 1,000,027,380    5,112    100.00%   $195,624    5.952      357        685       76.93%
                                 ===============    =====    ======

                                               Months Remaining to Scheduled Maturity

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
     Range of Months             Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------    -----   ---------  --------  ---------  ---------  --------
  1 -  120 ....................  $        70,400        1      0.01%   $ 70,400    6.490%     120        758       13.54%
121 -  180 ....................        3,137,718       28      0.31     112,061    6.817      179        690       65.65
181 -  240 ....................        1,378,924       11      0.14     125,357    7.210      239        695       74.23
241 -  360 ....................      995,440,338    5,072     99.54     196,262    5.948      358        685       76.97
                                 ---------------    -----  --------    --------    -----      ---        ---       -----
  Total .......................  $ 1,000,027,380    5,112    100.00%   $195,624    5.952%     357        685       76.93%
                                 ===============    =====    ======

      As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 1 Loans will be approximately 357 months.


                                                           Credit Scores

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
     Range of Credit                                No. of    % of     Average     Gross     Term       Credit   Original
         Scores                  Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------    -----   ---------  --------  ---------  ---------  --------
   0 -  500 ...................  $       617,262        3      0.06%   $205,754    5.803%     358          0       76.95%
 501 -  520 ...................        2,249,054       10      0.22     224,905    8.337      356        509       71.40
 521 -  540 ...................        2,069,664       11      0.21     188,151    7.816      351        531       78.68
 541 -  560 ...................        3,372,124       18      0.34     187,340    8.276      344        548       72.13
 561 -  580 ...................        2,532,810       14      0.25     180,915    7.202      357        571       69.08
 581 -  600 ...................        5,290,791       27      0.53     195,955    7.101      356        594       79.93
 601 -  620 ...................       53,285,777      307      5.33     173,569    6.467      357        613       78.59
 621 -  640 ...................      116,375,095      622     11.64     187,098    6.288      357        631       78.54
 641 -  660 ...................      157,527,767      819     15.75     192,342    6.196      357        650       77.94
 661 -  680 ...................      153,961,785      790     15.40     194,888    6.062      358        670       77.83
 681 -  700 ...................      154,100,544      766     15.41     201,176    5.826      358        690       77.22
 701 -  720 ...................      104,484,020      531     10.45     196,768    5.725      358        710       76.24
 721 -  740 ...................       91,397,891      453      9.14     201,761    5.640      357        730       76.16
 741 -  760 ...................       76,190,371      367      7.62     207,603    5.474      357        750       74.47
 761 -  780 ...................       50,642,779      246      5.06     205,865    5.496      357        770       74.56
 781 -  800 ...................       22,091,281      109      2.21     202,672    5.335      357        789       72.12
 801 -  820 ...................        3,838,363       19      0.38     202,019    5.197      358        806       68.28
                                 ---------------    -----  --------    --------    -----      ---        ---       -----
Total: ........................  $ 1,000,027,380    5,112    100.00%   $195,624    5.952%     357        685       76.93%
                                 ===============    =====    ======

      As of the Cut-off Date, the weighted average credit score of the Group 1 Loans for which credit scores are available will be approximately 685.


                                                      Range of Months to Roll*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
     Range of Months             Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------    -----   ---------  --------  ---------  ---------  --------
   -  0                                5,457,094       22      0.59     248,050    4.326      357        702       73.60
 1 - 12                               88,941,246      413      9.70     215,354    5.276      358        700       76.67
13 - 18                                3,804,420       18      0.41     211,357    7.592      353        590       82.33
19 - 24                              497,219,718    2,485     54.20     200,088    5.998      358        680       78.11
25 - 31                                3,612,665       20      0.39     180,633    5.323      354        675       81.92
32 - 49                              201,951,716    1,114     22.01     181,285    5.910      358        680       77.32
50 - 55                                3,034,138       14      0.33     216,724    5.635      354        714       76.17
56 - 61                              103,361,822      512     11.27     201,879    5.623      358        701       72.49
62 - 68                                  255,500        1      0.03     255,500    5.000      344        803       36.50
69 - 73                                  306,079        1      0.03     306,079    4.875      345        757       41.06
80 +                                   9,413,232       40      1.03     235,331    5.528      358        723       68.51
                                 ---------------    -----    ------     -------    -----      ---        ---       -----
Total: ........................  $   917,357,629    4,640    100.00%   $197,706    5.854%     358        685       77.04%
                                 ===============    =====    ======

      As of the Cut-off Date, the weighted average months to roll of the Group 1 Loans will be approximately 28 months.

      *     Excludes the fixed rate mortgage loans in Loan Group 1.

                                                           Loan Purposes

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
     Loan Purpose                Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------    -----   ---------  --------  ---------  ---------  --------
Purchase
Refinance Cash Out ............      277,253,202    1,333     27.72     207,992    5.976      357        674       73.73
Refinance Rate Term ...........       92,675,891      500      9.27     185,352    5.976      356        665       75.37
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
   Total ......................  $ 1,000,027,380    5,112    100.00%   $195,624    5.952      357        685       76.93%
                                 ===============    =====    ======

      In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Loan Group 2

      The Group 2 Loans had an aggregate principal balance as of the Cut-off Date of approximately $670,000,501, after application of scheduled payments due on or before the Cut-off Date, whether or not received. Approximately 88.70% of the Group 2 Loans have adjustable rates and are secured by first liens on the related mortgaged property. Approximately 11.30% of the Group 2 Loans have fixed rates and are secured by second liens on the related mortgaged property.

      The average principal balance of the Group 2 Loans at origination was approximately $334,632. No Group 2 Loan had a principal balance at origination of greater than approximately $1,440,000 or less than approximately $18,000. The average principal balance of the Group 2 Loans as of the Cut-off Date was approximately $334,499. No Group 2 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,440,000 or less than approximately $17,993.

      As of the Cut-off Date, the Group 2 Loans had mortgage rates ranging from approximately 3.500% per annum to approximately 13.500% per annum and the weighted average mortgage rate was approximately 5.856% per annum. The weighted average remaining term to stated maturity of the Group 2 Loans was approximately 358 months as of the Cut-off Date. None of the Group 2 Loans will have a first Due Date prior to August 1, 2001, or after January 1, 2005, or will have a remaining term to maturity of less than 176 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 2 Loan is December 1, 2034.

      Approximately 1.30%, 1.27%, 61.49%, 0.23% and 13.67% of the Group 2 Loans have initial interest only periods of two, three, five, seven and ten years, respectively.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The combined loan-to-value ratio of a mortgage loan secured by a second lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, plus the outstanding principal balance of the related senior lien, to the appraised value of the related mortgaged property at the time of origination. The weighted average of the loan-to-value ratios and combined loan-to-value ratios, as applicable, at origination of the Group 2 Loans was approximately 75.18%. No loan-to-value ratio or combined loan-to-value ratio, as applicable, at origination of any Group 2 Loan was greater than approximately 100.00% or less than approximately 10.00 %.

      Approximately 2.73% of the Group 2 Loans are balloon loans. The amount of the balloon payment on each of these mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. These mortgage loans have a weighted average remaining term to maturity of approximately 359 months.

      None of the Group 2 Loans are buydown mortgage loans.

      Approximately 95.57% of the Group 2 Loans will not have reached their first adjustment date as of the Closing Date.

      Approximately 40.92% of the Group 2 Loans provide for prepayment charges.

      Approximately 1.29% and 8.85% of the Group 2 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the Group 2 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 1.124% per annum.

      Set forth below is a description of certain additional characteristics of the Group 2 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 2 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding. All references to loan-to-value ratio or LTV in the following tables refer to the combined-loan-to-value ratio in the case of mortgage loans secured by second liens.

                                                     Mortgage Loan Programs(1)

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
     Mortgage Loan Programs      Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------    -----   ---------  --------  ---------  ---------  ---------
 30Y LIB1M ....................          869,527        2      0.13     434,763    5.255      358        716       80.00
 30Y LIB1M - IO ...............       27,790,199       36      4.15     771,950    4.592      357        694       71.63
 30Y LIB3M - IO ...............          525,000        1      0.08     525,000    5.125      358        732       70.01
 30Y LIB6M ....................        6,127,392       16      0.91     382,962    5.728      358        659       78.07
 30Y LIB6M - IO ...............       75,633,925      169     11.29     447,538    5.254      359        692       74.56
 30Y LIB12M ...................        1,388,929        4      0.21     347,232    5.879      358        656       78.24
 30Y LIB12M - IO ..............       14,285,735       37      2.13     386,101    5.095      358        677       77.04
 2/28 LIB6M ...................       40,090,689      147      5.98     272,726    6.770      358        638       79.71
 2/28 LIB6M - IO ..............      212,785,933      570     31.76     373,309    5.817      358        694       78.02
 3/27 LIB6M ...................        7,437,872       22      1.11     338,085    6.328      359        672       80.91
 3/27 LIB6M - IO ..............       62,660,881      148      9.35     423,384    5.240      359        699       72.40
 5/25 LIB6M ...................       16,594,122       43      2.48     385,910    5.434      357        713       71.99
 5/25 LIB6M - IO ..............       98,904,049      222     14.76     445,514    5.276      358        708       70.38
 5/25 LIB12M - IO .............          796,250        2      0.12     398,125    5.204      358        712       57.59
 7/23 LIB6M ...................        4,800,144       12      0.72     400,012    4.969      352        745       58.97
 7/23 LIB6M - IO ..............       13,751,617       27      2.05     509,319    5.015      356        739       61.90
 10/20 LIB6M ..................        1,511,581        2      0.23     755,790    5.500      355        757       51.70
 10/20 LIB6M - IO .............        5,366,820        9      0.80     596,313    5.768      351        732       62.67
 10/20 LIB12M .................        1,954,797        2      0.29     977,398    5.804      356        705       67.62
 10/20 LIB12M - IO ............        1,000,000        1      0.15    1,000,000   4.875      353        753       70.18
 15 Yr Fixed ..................          338,719        8      0.05      42,340    10.298     178        677       90.91
 30/15 Fixed Balloon ..........       17,744,091      274      2.65      64,759    11.312     359        707       93.28
 30 Yr Fixed ..................       48,734,425      219      7.27     222,532    7.426      356        658       76.44
 30 Yr Fixed- IO ..............        8,367,805       29      1.25     288,545    6.719      359        690       72.58
 30 Yr Fixed Balloon- IO ......          540,000        1      0.08     540,000    7.625      357        693       80.00
                                 ---------------    -----    ------     -------    -----      ---        ---       -----
   Total ......................  $   670,000,501    2,003    100.00%   $334,499    5.856      358        692       75.18%
                                 ===============    =====    ======

----------------
(1) A mortgage loan with a loan program including the term "30YLIB1M" has a term of 30 years and the mortgage rate adjusts monthly based on the value of One-Month LIBOR. A mortgage loan with a loan program including the term "30YLIB3M" has a term of 30 years and the mortgage rate adjusts quarterly based on the value of Three-Month LIBOR. A mortgage loan with a loan program including the term "30YLIB6M" has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "30YLIB12M" has a term of 30 years and the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "2/28LIB6M" has a term of 30 years, the first two of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27LIB6M" has a term of 30 years, the first three of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "5/25LIB6M" has a term of 30 years, the first five of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "5/25LIB12M" has a term of 30 years, the first five of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "7/23LIB6M" has a term of 30 years, the first seven of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term

      "10/20LIB6M" has a term of 30 years, the first ten of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "10/20LIB12M" has a term of 30 years, the first ten of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "15YrFixed" has a term of 15 years with a fixed rate of interest. A mortgage loan with a loan program including the term "30YrFixed" has a term of 30 years with a fixed rate of interest. A mortgage loan with a loan program including the term "30/15FixedBalloon" has a term of 30 years with a fixed rate of interest and allows for a balloon payment. Any mortgage loan with a loan program including the term "IO" has an interest only period.

                                                Principal Balances as of Origination

                                                                                            Weighted
                                                                                  Weighted   Average   Weighted   Weighted
                                                                                   Average    Remg.     Average   Average
         Range of Mortgage                          No. of   % of       Average     Gross     Term       Credit   Original
      Loan Principal Balances    Current Balance    Loans    Total      Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------   --------  ---------  ---------  ---------
        0.01 -    50,000.00 ...        5,534,952      167     0.83        33,143   11.108      350        716       93.74
   50,000.01 -   100,000.00 ...       12,213,060      165     1.82        74,019    9.080      357        686       83.70
  100,000.01 -   150,000.00 ...       21,246,081      169     3.17       125,716    7.468      358        667       78.48
  150,000.01 -   200,000.00 ...       24,109,779      138     3.60       174,709    7.179      359        678       79.56
  200,000.01 -   250,000.00 ...       22,378,914      100     3.34       223,789    6.459      359        672       75.97
  250,000.01 -   300,000.00 ...       30,698,856      111     4.58       276,566    6.494      359        685       78.04
  300,000.01 -   350,000.00 ...       57,016,474      171     8.51       333,430    5.817      358        686       76.86
  350,000.01 -   400,000.00 ...      103,958,288      278    15.52       373,951    5.692      358        693       76.66
  400,000.01 -   450,000.00 ...       71,760,163      169    10.71       424,616    5.698      358        695       76.19
  450,000.01 -   500,000.00 ...       75,239,130      158    11.23       476,197    5.660      358        697       75.06
  500,000.01 -   550,000.00 ...       53,905,852      102     8.05       528,489    5.470      358        696       74.70
  550,000.01 -   600,000.00 ...       48,364,268       84     7.22       575,765    5.467      358        692       74.21
  600,000.01 -   650,000.00 ...       42,845,709       68     6.39       630,084    5.395      358        703       72.86
  650,000.01 -   700,000.00 ...       20,395,830       30     3.04       679,861    5.133      359        688       70.33
  700,000.01 -   750,000.00 ...       28,699,825       39     4.28       735,893    5.289      358        692       67.71
  750,000.01 -   800,000.00 ...        9,362,550       12     1.40       780,213    5.280      357        703       69.82
  800,000.01 -   850,000.00 ...        1,650,750        2     0.25       825,375    5.441      355        705       67.32
  850,000.01 -   900,000.00 ...        5,303,900        6     0.79       883,983    5.315      358        706       69.07
  900,000.01 -   950,000.00 ...        2,738,864        3     0.41       912,955    5.750      358        693       70.79
  950,000.01 - 1,000,000.00 ...       23,716,258       24     3.54       988,177    5.389      357        697       69.91
1,100,000.01 - 1,200,000.00 ...        3,396,000        3     0.51     1,132,000    4.918      357        721       68.34
1,200,000.01 - 1,300,000.00 ...        1,295,000        1     0.19     1,295,000    4.990      357        732       70.00
1,300,000.01 - 1,400,000.00 ...        2,730,000        2     0.41     1,365,000    4.245      357        698       65.00
1,400,000.01 - 1,500,000.00 ...        1,440,000        1     0.21     1,440,000    3.990      357        674       60.00
                                 ---------------    -----   ------    ----------    -----      ---        ---       -----
   Total ......................  $   670,000,501    2,003   100.00%   $  334,499    5.856      358        692       75.18%
                                 ===============    =====   ======

      As of origination, the average principal balance of the Group 2 Loans will be approximately $334,632.

                                             Principal Balances as of the Cut-off Date

                                                                                            Weighted
                                                                                  Weighted   Average   Weighted   Weighted
                                                                                   Average    Remg.     Average   Average
         Range of Mortgage                          No. of   % of       Average     Gross     Term       Credit   Original
      Loan Principal Balances    Current Balance    Loans    Total      Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------   --------  ---------  ---------  ---------
        0.01 -    50,000.00 ...        5,534,952      167      0.83        33,143  11.108     350        716       93.74
   50,000.01 -   100,000.00 ...       12,213,060      165      1.82        74,019   9.080     357        686       83.70
  100,000.01 -   150,000.00 ...       21,246,081      169      3.17       125,716   7.468     358        667       78.48
  150,000.01 -   200,000.00 ...       24,109,779      138      3.60       174,709   7.179     359        678       79.56
  200,000.01 -   250,000.00 ...       22,378,914      100      3.34       223,789   6.459     359        672       75.97
  250,000.01 -   300,000.00 ...       30,698,856      111      4.58       276,566   6.494     359        685       78.04
  300,000.01 -   350,000.00 ...       57,714,418      173      8.61       333,609   5.803     358        687       76.77
  350,000.01 -   400,000.00 ...      103,260,343      276     15.41       374,132   5.698     358        693       76.71
  400,000.01 -   450,000.00 ...       72,209,350      170     10.78       424,761   5.693     357        696       76.07
  450,000.01 -   500,000.00 ...       74,789,943      157     11.16       476,369   5.666     358        696       75.16
  500,000.01 -   550,000.00 ...       53,905,852      102      8.05       528,489   5.470     358        696       74.70
  550,000.01 -   600,000.00 ...       48,364,268       84      7.22       575,765   5.467     358        692       74.21
  600,000.01 -   650,000.00 ...       42,845,709       68      6.39       630,084   5.395     358        703       72.86
  650,000.01 -   700,000.00 ...       20,395,830       30      3.04       679,861   5.133     359        688       70.33
  700,000.01 -   750,000.00 ...       28,699,825       39      4.28       735,893   5.289     358        692       67.71
  750,000.01 -   800,000.00 ...        9,362,550       12      1.40       780,213   5.280     357        703       69.82
  800,000.01 -   850,000.00 ...        1,650,750        2      0.25       825,375   5.441     355        705       67.32
  850,000.01 -   900,000.00 ...        5,303,900        6      0.79       883,983   5.315     358        706       69.07
  900,000.01 -   950,000.00 ...        2,738,864        3      0.41       912,955   5.750     358        693       70.79
  950,000.01 - 1,000,000.00 ...       23,716,258       24      3.54       988,177   5.389     357        697       69.91
1,100,000.01 - 1,200,000.00 ...        3,396,000        3      0.51     1,132,000   4.918     357        721       68.34
1,200,000.01 - 1,300,000.00 ...        1,295,000        1      0.19     1,295,000   4.990     357        732       70.00
1,300,000.01 - 1,400,000.00 ...        2,730,000        2      0.41     1,365,000   4.245     357        698       65.00
1,400,000.01 - 1,500,000.00 ...        1,440,000        1      0.21     1,440,000   3.990     357        674       60.00
                                 ---------------    -----    ------    ----------   -----     ---        ---       -----
   Total ......................  $   670,000,501    2,003    100.00%   $  334,499   5.856     358        692       75.18%
                                 ===============    =====    ======

      As of the Cut-off Date, the average current principal balance of the Group 2 Loans will be approximately $334,499.


                                                           Mortgage Rates

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
          Range of                                  No. of    % of     Average     Gross     Term       Credit   Original
     Mortgage Rates (%)          Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  ---------
 3.500 -  3.999 ...............       11,769,590       21      1.76     560,457    3.817      358        710       70.94
 4.000 -  4.499 ...............       46,315,876      100      6.91     463,159    4.260      358        714       67.52
 4.500 -  4.999 ...............      145,660,254      311     21.74     468,361    4.749      358        709       69.88
 5.000 -  5.499 ...............      110,602,569      268     16.51     412,696    5.208      358        701       71.87
 5.500 -  5.999 ...............      118,578,780      308     17.70     384,996    5.696      358        696       75.14
 6.000 -  6.499 ...............       65,955,082      168      9.84     392,590    6.217      358        689       78.49
 6.500 -  6.999 ...............       69,899,855      205     10.43     340,975    6.702      357        668       79.24
 7.000 -  7.499 ...............       33,605,455      111      5.02     302,752    7.178      358        657       81.16
 7.500 -  7.999 ...............       22,971,861       92      3.43     249,694    7.668      357        647       84.44
 8.000 -  8.499 ...............        9,303,173       43      1.39     216,353    8.248      358        639       83.80
 8.500 -  8.999 ...............        9,041,038       44      1.35     205,478    8.669      358        626       86.95
 9.000 -  9.499 ...............        3,789,701       24      0.57     157,904    9.239      358        650       89.49
 9.500 -  9.999 ...............        3,488,916       35      0.52      99,683    9.725      357        667       89.10
10.000 - 10.499 ...............        2,223,694       32      0.33      69,490   10.220      355        705       92.22
10.500 - 10.999 ...............        3,401,491       61      0.51      55,762   10.725      355        720       94.31
11.000 - 11.499 ...............        3,668,943       40      0.55      91,724   11.206      359        723       96.52
11.500 - 11.999 ...............        3,681,651       53      0.55      69,465   11.716      352        688       90.02
12.000 - 12.499 ...............        3,288,993       42      0.49      78,309   12.194      357        682       90.55
12.500 - 12.999 ...............        2,591,714       41      0.39      63,213   12.625      359        691       96.06
13.000 - 13.499 ...............           65,189        2      0.01      32,595   13.078      235        685       96.55
13.500 - 13.999 ...............           96,675        2      0.01      48,338   13.500      359        693       95.00
                                 ---------------    -----    ------     -------    -----      ---        ---       -----
   Total ......................  $   670,000,501    2,003    100.00%   $334,499    5.856      358        692       75.18%
                                 ===============    =====    ======

----------
      As of the Cut-off Date, the weighted average mortgage rate of the Group 2 Loans will be approximately 5.856% per annum.

                                                       Next Adjustment Date*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
     Next Adjustment Date        Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  ---------
December 2004 .................  $    26,114,924       33      4.39    $791,361    4.663      357        691       72.74
January 2005 ..................        2,305,301        5      0.39     461,060    4.679      357        729       76.41
February 2005 .................        2,982,168        7      0.50     426,024    4.617      357        701       66.10
March 2005 ....................        5,774,149       14      0.97     412,439    5.061      357        697       74.61
April 2005 ....................       25,703,891       51      4.33     503,998    5.094      358        695       73.50
May 2005 ......................       39,767,709       91      6.69     437,008    5.393      359        686       75.34
June 2005 .....................        8,297,900       23      1.40     360,778    5.592      360        687       75.37
August 2005 ...................          425,911        1      0.07     425,911    4.950      356        649       80.00
September 2005 ................        1,766,155        5      0.30     353,231    5.043      357        664       80.00
October 2005 ..................        9,605,443       25      1.62     384,218    5.116      358        675       79.83
November 2005 .................        1,625,156        5      0.27     325,031    5.545      359        689       77.24
December 2005 .................        2,252,000        5      0.38     450,400    5.232      360        678       62.88
February 2006 .................          456,000        1      0.08     456,000    5.375      350        680       80.00
June 2006 .....................          990,956        2      0.17     495,478    6.715      354        570       77.25
July 2006 .....................          359,022        1      0.06     359,022    7.990      355        556       90.00
August 2006 ...................        4,284,037       13      0.72     329,541    7.340      356        596       77.03
September 2006 ................       16,288,714       52      2.74     313,245    6.816      357        661       85.37
October 2006 ..................      118,311,019      301     19.91     393,060    6.176      358        680       80.60
November 2006 .................       96,847,693      300     16.30     322,826    5.569      359        699       74.82
December 2006 .................       15,339,180       47      2.58     326,366    5.521      360        693       74.96
May 2007 ......................          600,000        1      0.10     600,000    4.500      353        762       79.05
August 2007 ...................        1,854,464        3      0.31     618,155    5.643      356        683       69.89
September 2007 ................        2,757,788        8      0.46     344,723    6.381      357        665       73.17
October 2007 ..................       18,854,282       40      3.17     471,357    5.478      358        688       72.37
November 2007 .................       41,747,020      104      7.02     401,414    5.221      359        703       73.64
December 2007 .................        4,285,200       14      0.72     306,086    5.467      360        681       74.87
May 2009 ......................        2,292,330        4      0.39     573,083    4.672      353        754       72.36
June 2009 .....................        6,560,940       14      1.10     468,639    4.992      354        741       72.78
July 2009 .....................        3,345,817        6      0.56     557,636    5.556      355        761       73.36
August 2009 ...................        2,557,550        6      0.43     426,258    5.598      356        731       77.73
September 2009 ................        2,745,876        7      0.46     392,268    6.069      357        694       74.11
October 2009 ..................       21,790,076       47      3.67     463,619    5.647      358        712       74.14
November 2009 .................       61,143,652      142     10.29     430,589    5.235      359        702       68.77
December 2009 .................       15,739,680       40      2.65     393,492    5.035      360        700       68.72
January 2010 ..................          760,000        1      0.13     760,000    5.620      337        789       64.69
March 2010 ....................          402,521        1      0.07     402,521    5.750      339        780       19.62
June 2010 .....................          356,542        1      0.06     356,542    5.500      342        758       80.00
July 2010 .....................        1,065,000        2      0.18     532,500    5.079      343        727       66.28
August 2010 ...................        1,503,748        4      0.25     375,937    4.719      344        750       56.43
November 2010 .................          118,500        1      0.02     118,500    5.875      359        649       64.06
July 2011 .....................        1,139,062        2      0.19     569,531    5.634      336        749       60.50
August 2011 ...................          997,917        1      0.17     997,917    4.750      356        763       72.73
September 2011 ................          708,000        1      0.12     708,000    6.375      357        781       80.00
October 2011 ..................          360,000        1      0.06     360,000    5.125      358        669       65.46
November 2011 .................       10,263,372       22      1.73     466,517    4.842      359        737       58.63
December 2011 .................        1,605,600        4      0.27     401,400    5.015      360        707       60.08
May 2014 ......................        1,835,000        2      0.31     917,500    5.273      353        748       69.91
June 2014 .....................        2,714,712        5      0.46     542,942    5.580      354        745       60.40
July 2014 .....................        1,580,068        2      0.27     790,034    5.593      355        747       49.28
August 2014 ...................        1,495,243        2      0.25     747,622    5.625      356        741       62.15
September 2014 ................        1,598,173        2      0.27     799,087    6.200      357        667       79.60
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
   Total ......................  $   594,275,461    1,472    100.00%   $403,720    5.548      358        694       74.56%
                                 ===============    =====    ======

-------------

      As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 2 Loans will be approximately 32 months.

      *     Excludes the fixed rate mortgage loans in Loan Group 2.

                                                           Gross Margin*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
Range of Gross Margins           Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  ---------
1.500 - 1.749                          1,275,000        2      0.21     637,500    4.904      358        737       61.50
2.000 - 2.249                          1,515,500        3      0.26     505,167    4.600      358        768       70.00
2.250 - 2.499                         85,651,066      157     14.41     545,548    5.356      356        722       71.18
2.500 - 2.749                          6,907,800       12      1.16     575,650    5.022      358        704       69.66
2.750 - 2.999                         33,298,300       47      5.60     708,474    4.801      358        705       72.13
3.000 - 3.249                         36,346,302       78      6.12     465,978    5.025      358        696       76.16
3.250 - 3.499                         91,903,904      237     15.46     387,780    5.091      359        743       70.94
3.500 - 3.749                         67,615,213      168     11.38     402,472    5.247      359        687       73.24
3.750 - 3.999                        151,126,439      424     25.43     356,430    5.364      359        676       72.26
4.000 - 4.249                          2,367,526        6      0.40     394,588    6.211      359        666       75.12
4.250 - 4.499                          6,940,641       25      1.17     277,626    6.687      359        640       78.75
4.500 - 4.749                          1,184,132        6      0.20     197,355    6.375      359        663       79.28
4.750 - 4.999                            811,647        3      0.14     270,549    5.910      359        667       79.31
5.000 - 5.249                          8,002,946       28      1.35     285,820    7.144      358        665       84.15
5.250 - 5.499                          3,827,519       14      0.64     273,394    6.391      358        678       81.56
5.500 - 5.749                          5,621,196       20      0.95     281,060    8.014      358        614       83.05
5.750 - 5.999                         37,631,521       97      6.33     387,954    6.467      358        684       81.62
6.000 - 6.249                         23,665,340       62      3.98     381,699    6.625      358        659       86.24
6.250 - 6.499                         18,362,251       48      3.09     382,547    7.312      358        633       89.68
6.500 - 6.749                          4,086,947       13      0.69     314,381    7.531      358        629       90.55
6.750 - 6.999                          1,894,621        6      0.32     315,770    7.773      357        603       79.42
7.000 - 7.249                          1,692,810        5      0.28     338,562    7.889      358        667       81.71
7.250 - 7.499                            863,215        3      0.15     287,738    7.585      359        689       92.28
7.500 - 7.749                            379,639        2      0.06     189,820    8.316      358        587       83.53
7.750 - 7.999                            270,750        1      0.05     270,750    8.000      359        760       95.00
8.500 - 8.749                            116,755        1      0.02     116,755    8.875      359        746       95.00
8.750 - 8.999                            173,550        1      0.03     173,550    9.000      359        637       89.00
9.000 +                                  742,930        3      0.13     247,643    9.412      359        668       94.15
                                 ---------------    -----    ------     -------    -----      ---        ---       -----
   Total ......................  $   594,275,461    1,472    100.00%   $403,720    5.548      358        694       74.56%
                                 ===============    =====    ======

-----------

      As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Loans will be approximately 3.737% per annum.

      *     Excludes the fixed rate mortgage loans in Loan Group 2.

                                                       Maximum Mortgage Rate*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
   Range of Maximum Mortgage                        No. of    % of     Average     Gross     Term       Credit   Original
             Rates (%)           Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  ---------
 9.000 -  9.499 ...............          953,022        2      0.16     476,511    4.324      356        729       75.34
 9.500 -  9.999 ...............       42,756,922       67      7.19     638,163    4.548      357        711       71.81
10.000 - 10.499 ...............       49,066,124      106      8.26     462,888    4.398      358        717       67.99
10.500 - 10.999 ...............      128,923,943      291     21.69     443,038    4.799      358        709       69.34
11.000 - 11.499 ...............      105,980,780      257     17.83     412,377    5.237      359        698       71.98
11.500 - 11.999 ...............      106,519,380      283     17.92     376,394    5.724      358        694       75.53
12.000 - 12.499 ...............       51,021,975      129      8.59     395,519    6.193      358        693       80.36
12.500 - 12.999 ...............       51,838,951      143      8.72     362,510    6.649      358        668       81.45
13.000 - 13.499 ...............       23,251,186       67      3.91     347,033    7.100      358        660       84.31
13.500 - 13.999 ...............       14,392,393       49      2.42     293,722    7.510      358        646       86.02
14.000 - 14.499 ...............        5,571,742       23      0.94     242,250    7.806      358        649       87.99
14.500 - 14.999 ...............        8,682,143       30      1.46     289,405    8.402      358        643       88.21
15.000 - 15.499 ...............        2,628,502       13      0.44     202,192    8.979      358        612       84.46
15.500 - 15.999 ...............        1,648,646        8      0.28     206,081    9.377      358        628       84.12
16.000 - 16.499 ...............          811,960        3      0.14     270,653    9.682      358        594       81.01
16.500 - 16.999 ...............          227,792        1      0.04     227,792    9.875      358        580       74.51
                                 ---------------    -----    ------     -------    -----      ---        ---       -----
   Total ......................  $   594,275,461    1,472    100.00%   $403,720    5.548      358        694       74.56%
                                 ===============    =====    ======

--------------

      As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 2 Loans will be approximately 11.490% per annum.

      *     Excludes the fixed rate mortgage loans in Loan Group 2.

                                                    Initial Fixed-Rate Period*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
      Initial Fixed Period       Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  ---------
One Month .....................  $    28,659,725       38      4.82    $754,203    4.612      357        695       71.88%
Three Months ..................          525,000        1      0.09     525,000    5.125      358        732       70.01
Six Months ....................       81,761,317      185     13.76     441,953    5.289      359        689       74.82
One Year ......................       15,674,664       41      2.64     382,309    5.164      358        675       77.15
Two Years .....................      252,876,622      717     42.55     352,687    5.968      358        685       78.29
Three Years ...................       70,098,753      170     11.80     412,346    5.356      359        696       73.30
Five Years ....................      116,294,421      267     19.57     435,560    5.298      358        709       70.52
Seven Years ...................       18,551,761       39      3.12     475,686    5.003      355        740       61.14
Ten Years .....................        9,833,197       14      1.65     702,371    5.643      353        733       62.73
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
   Total ......................  $   594,275,461    1,472    100.00%   $403,720    5.548      358        694       74.56%
                                 ===============    =====    ======

      *     Excludes the fixed rate mortgage loans in Loan Group 2.

                                                         Initial Rate Cap*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
           Initial Cap (%)       Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  ---------
1.000 .........................      112,975,646      229     19.01     493,343    5.112      358        692       73.82
1.500 .........................          493,000        2      0.08     246,500    7.189      359        594       75.03
2.000 .........................       13,452,888       35      2.26     384,368    5.301      358        659       80.32
3.000 .........................      389,230,238    1,064     65.50     365,818    5.702      359        691       75.26
4.000 .........................          336,000        1      0.06     336,000    5.625      356        670       80.00
5.000 .........................       30,616,696       58      5.15     527,874    5.380      356        726       71.93
6.000 .........................       47,170,992       83      7.94     568,325    5.487      356        720       70.65
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
  Total .......................  $   594,275,461    1,472    100.00%   $403,720    5.548      358        694       74.56%
                                 ===============    =====    ======

      *     Excludes the fixed rate mortgage loans in Loan Group 2.

                                                        Subsequent Rate Cap*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
       Subsequent Cap (%)        Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  ---------
1.000 .........................      518,515,451    1,312     87.25     395,210    5.534      358        693       74.69
1.500 .........................        2,786,340       12      0.47     232,195    7.810      359        582       75.47
2.000 .........................       72,973,670      148     12.28     493,065    5.563      356        705       73.64
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
  Total .......................  $   594,275,461    1,472    100.00%   $403,720    5.548      358        694       74.56%
                                 ===============    =====    ======

      *     Excludes the fixed rate mortgage loans in Loan Group 2.

                                                  Original Loan-to-Value Ratios(1)

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
      Range of Loan-to-Value                        No. of    % of     Average     Gross     Term       Credit   Original
             Ratios (%)          Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  ---------
   0.01 -  20.00 ..............  $       862,925        7      0.13%   $123,275    7.753      334        729       19.27%
  20.01 -  25.00 ..............          422,772        3      0.06     140,924    9.648      359        639       23.51
  30.01 -  35.00 ..............        2,298,006        6      0.34     383,001    5.369      359        693       33.79
  35.01 -  40.00 ..............        1,481,427        4      0.22     370,357    5.077      355        727       37.21
  40.01 -  45.00 ..............        6,573,472       12      0.98     547,789    5.128      354        735       42.46
  45.01 -  50.00 ..............        3,423,030       12      0.51     285,252    5.218      358        698       47.57
  50.01 -  55.00 ..............        7,671,219       20      1.14     383,561    5.558      352        698       53.04
  55.01 -  60.00 ..............       24,840,649       55      3.71     451,648    5.179      358        695       58.20
  60.01 -  65.00 ..............       36,570,112       71      5.46     515,072    5.153      358        686       63.53
  65.01 -  70.00 ..............      200,762,868      490     29.96     409,720    5.026      359        702       69.44
  70.01 -  75.00 ..............       37,785,546      101      5.64     374,114    5.863      358        693       73.68
  75.01 -  80.00 ..............      249,916,863      669     37.30     373,568    5.868      358        690       79.81
  80.01 -  85.00 ..............       11,361,250       36      1.70     315,590    6.824      358        670       84.09
  85.01 -  90.00 ..............       44,529,336      205      6.65     217,216    7.488      357        666       89.76
  90.01 -  95.00 ..............       33,711,165      253      5.03     133,246    8.603      357        680       94.78
  95.01 - 100.00 ..............        7,789,861       59      1.16     132,032   10.749      358        695       99.81
                                 ---------------    -----    ------    --------   ------      ---        ---       -----
   Total ......................  $   670,000,501    2,003    100.00%   $334,499    5.856      358        692       75.18%
                                 ===============    =====    ======

      The minimum and maximum loan-to-value ratios of the Group 2 Loans at origination were approximately 10.00% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 2 Loans at origination was approximately 75.18%.

      (1) With respect to the fixed-rate second lien Group 2 Loans, the combined loan-to-value ratio.


                                                          Occupancy Types

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                   No. of     % of     Average     Gross     Term       Credit   Original
             Occupancy          Current Balance    Loans     Total     Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  ---------
Owner Occupied ................  $   532,987,052    1,371     79.55%   $388,758    5.801%     358        687       75.60%
Investment ....................      120,550,244      538     17.99     224,071    6.016      358        712       73.25
Second Home ...................       16,463,204       94      2.46     175,140    6.474      357        707       75.81
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
Total: ........................  $   670,000,501    2,003    100.00%   $334,499    5.856%     358        692       75.18%
                                 ===============    =====    ======

-------------

      Occupancy type is based on the representation of the borrower at the time of origination.

                                            Mortgage Loan Program and Documentation Type

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
        Document Type            Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  ---------
Progressive Series Program           145,515,399      410     21.72     354,916    5.539      357        696       74.90
(Full Doc)
Progressive Express Program              466,898        1      0.07     466,898    7.250      357        638       80.00
(Express Priority
Refinance)
Progressive Series Program               645,000        1      0.10     645,000    5.500      354        659       78.19
(No Employment No
Asset)
Progressive Express No Doc            14,177,113       50      2.12     283,542    6.635      358        685       73.22
Program (No
Doc)
Progressive Express Program            1,841,504        8      0.27     230,188    6.215      358        699       76.84
No Doc Program (Verified
Assets)
Progressive Series Program             2,823,059       14      0.42     201,647    6.690      358        625       80.93
(Full Income/Stated Assets
Doc)
Progressive Series Program           415,763,589    1,280     62.05     324,815    5.851      358        695       75.26
(Limited (Stated))
Doc)
Progressive Series Program             1,391,647        3      0.21     463,882    7.831      355        591       85.08
(No Ratio)
Progressive Series Program             1,436,603        5      0.21     287,321    6.407      359        662       80.51
(Alt)
Progressive Series Program               538,451        2      0.08     269,226    6.709      359        637       81.08
(No Income/No Asset
Doc)
Progressive Series Program               763,656        2      0.11     381,828    7.359      355        650       77.53
(Lite(Self-Employed))
Progressive Express Program           55,802,834      146      8.33     382,211    6.350      358        676       75.35
(Non Verified
Assets)
Progressive Express Program           27,786,439       79      4.15     351,727    5.856      358        682       74.28
(Verified
Assets)
Progressive Express Program            1,048,308        2      0.16     524,154    7.261      357        680       80.00
(Self-Employed)
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
Total:                           $   670,000,501    2,003    100.00%   $334,499    5.856%     358        692       75.18%
                                 ===============    =====    ======

      See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                                          Risk Categories

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
    Credit Grade Category        Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  ---------
A .............................      230,189,735      621     34.36     370,676    5.969      358        655        76.3
A+ ............................      358,334,156    1,083     53.48     330,872    5.541      358        726       73.74
A- ............................       24,634,313       97      3.68     253,962    7.162      358        607       80.83
B .............................        1,756,742        8      0.26     219,593    7.805      357        569       74.88
C .............................        1,717,884        3      0.26     572,628    7.122      356        550       75.85
CX ............................        2,604,607        6      0.39     434,101    7.589      356        520       76.46
Progressive Express I .........       22,089,659       72      3.30     306,801    6.025      359        731       77.25
Progressive Express II ........       22,124,234       81      3.30     273,139    7.060      359        648       78.96
Progressive Express III .......        2,332,011       10      0.35     233,201    7.506      358        611       76.61
Progressive Express IV ........          840,660        4      0.13     210,165    6.931      358        593       77.59
Progressive Express V .........        1,816,965        8      0.27     227,121    8.528      359        573       75.87
Progressive Express VI ........        1,559,534       10      0.23     155,953    8.881      358        549       63.44
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
   Total ......................  $   670,000,501    2,003    100.00%   $334,499    5.856      358        692       75.18%
                                 ===============    =====    ======

--------------

(1) All of these Group 2 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and CX correspond to Progressive Series I+, I and II, III and III+, IV, V and VI, respectively.

(2) These Group 2 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 2 Loans is generally based on the borrower's "Credit Score" score and therefore these Group 2 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi(TM) Program has been placed in either Progressive Express(TM) Program II or III.

   See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                                           Property Types

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
        Property Type            Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  ---------
Single Family Residence .......  $   403,050,220    1,190     60.16%   $338,698    5.862      358        689       75.40%
Planned Unit Development ......      135,057,818      398     20.16     339,341    5.845      358        694       75.46
Condominium ...................       55,584,629      209      8.30     265,955    5.903      358        701       76.84
2-4 Family Unit ...............       75,515,770      198     11.27     381,393    5.789      358        696       72.22
Townhouse .....................          792,065        8      0.12      99,008    8.149      359        678       84.44
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
   Total ......................  $   670,000,501    2,003    100.00%   $334,499    5.856      358        692       75.18%
                                 ===============    =====    ======

                                          Geographic Distribution of Mortgaged Properties

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
           State                 Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  ---------
California ....................  $   439,098,928    1,105     65.54%   $397,375    5.580%     358        698       74.60%
Florida .......................       46,608,004      197      6.96     236,589    6.371      358        691       76.46
New Jersey ....................       21,682,694       68      3.24     318,863    6.582      358        667       76.98
New York ......................       21,620,742       55      3.23     393,104    6.463      357        660       73.04
Nevada ........................       17,803,828       84      2.66     211,950    6.344      358        680       75.59
Virginia ......................       17,534,534       57      2.62     307,623    5.948      357        680       76.19
Illinois ......................       14,445,965       46      2.16     314,043    6.305      358        676       76.69
Maryland ......................       10,841,323       37      1.62     293,009    6.620      358        674       79.73
Arizona .......................        9,711,637       63      1.45     154,153    6.704      357        681       81.18
Washington ....................        9,620,678       37      1.44     260,018    5.762      359        673       70.79
Colorado ......................        7,734,852       31      1.15     249,511    6.117      359        693       79.49
Other .........................       53,297,316      223      7.94     239,001    6.496      356        687       76.32
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
   Total ......................  $   670,000,501    2,003    100.00%   $334,499    5.856%     358        692       75.18%
                                 ===============    =====    ======

      No more than approximately 1.04% of the Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                                                        Debt-to-Income Ratio

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
    Range of Debt-to-Income                         No. of    % of     Average     Gross     Term       Credit   Original
           Ratios (%)            Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  ---------
 0.01 -  5.00 .................  $    15,793,554       59      2.36%   $267,687    6.507      355        678       76.65%
 5.01 - 10.00 .................        3,110,433       10      0.46     311,043    5.765      351        730       67.57
10.01 - 15.00 .................        6,395,423       15      0.95     426,362    5.529      357        705       66.52
15.01 - 20.00 .................       12,290,935       42      1.83     292,641    5.529      355        709       71.08
20.01 - 25.00 .................       21,320,800       61      3.18     349,521    5.484      358        712       72.54
25.01 - 30.00 .................       47,416,537      130      7.08     364,743    5.375      358        703       72.34
30.01 - 35.00 .................       67,676,041      208     10.10     325,366    5.778      357        699       74.74
35.01 - 40.00 .................      114,743,952      319     17.13     359,699    5.842      358        695       75.79
40.01 - 45.00 .................      130,756,522      388     19.52     337,001    5.870      358        686       77.71
45.01 - 50.00 .................       97,389,613      317     14.54     307,223    6.006      358        685       77.08
50.01 - 55.00 .................       12,244,177       31      1.83     394,973    5.599      359        668       71.65
Greater than 55.00 ............        2,745,461       10      0.41     274,546    6.422      358        659       75.23
Not Required ..................      138,117,053      413     20.61     334,424    5.995      359        691       73.63
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
   Total ......................  $   670,000,501    2,003    100.00%   $334,499    5.856      358        692       75.18%
                                 ===============    =====    ======

      As of the Cut-off Date, the weighted average debt-to-income ratio of the Group 2 Loans will be approximately 37.13% per annum.

                                                         Prepayment Penalty

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
     Number of Months            Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  ---------
No Prepay .....................  $   395,837,068    1,172     59.08%   $337,745    5.844      358        694       74.19%
12 months .....................       95,282,399      287     14.22     331,994    5.629      359        697       74.34
24 months .....................      130,044,299      384     19.41     338,657    6.051      358        684       79.50
36 months .....................       39,047,485      121      5.83     322,706    5.880      357        685       73.43
60 months .....................        9,789,249       39      1.46     251,006    5.898      359        676       73.36
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
   Total ......................  $   670,000,501    2,003    100.00%   $334,499    5.856      358        692       75.18%
                                 ===============    =====    ======


                                               Months Remaining to Scheduled Maturity

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
     Range of Months             Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  ---------
121 -  180 ....................          338,719        8      0.05      42,340    10.298     178        677       90.91
181 -  240 ....................          963,986        4      0.14     240,996    7.496      239        681       67.12
241 -  360 ....................      668,697,796    1,991     99.81     335,860    5.852      358        692       75.19
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
  Total .......................  $   670,000,501    2,003    100.00%   $334,499    5.856      358        692       75.18%
                                 ===============    =====    ======

      As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 2 Loans will be approximately 358 months.

                                                           Credit Scores

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
        Range of Credit                             No. of    % of     Average     Gross     Term       Credit   Original
            Scores               Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  ---------
  0 -  500 ....................  $       424,719        2      0.06%   $212,360    6.834      358          0       75.00%
501 -  520 ....................        1,123,195        3      0.17     374,398    7.327      355        510       67.19
521 -  540 ....................        2,454,949        8      0.37     306,869    8.079      357        528       76.49
541 -  560 ....................        2,112,798        6      0.32     352,133    7.417      356        550       75.47
561 -  580 ....................        3,446,686       14      0.51     246,192    8.264      358        573       76.32
581 -  600 ....................        6,496,994       29      0.97     224,034    7.305      358        595       76.78
601 -  620 ....................       24,270,246       93      3.62     260,970    7.002      358        610       80.76
621 -  640 ....................       54,764,666      167      8.17     327,932    6.260      359        630       75.66
641 -  660 ....................       85,577,601      247     12.77     346,468    6.169      358        651       76.92
661 -  680 ....................      107,115,355      269     15.99     398,198    5.874      358        669       76.41
681 -  700 ....................       99,136,042      334     14.80     296,814    5.775      358        690       75.46
701 -  720 ....................       83,653,498      255     12.49     328,053    5.621      358        710       74.48
721 -  740 ....................       72,994,860      207     10.89     352,632    5.444      358        729       73.64
741 -  760 ....................       55,481,647      173      8.28     320,703    5.634      358        751       74.80
761 -  780 ....................       52,466,171      144      7.83     364,348    5.245      358        770       71.93
781 -  800 ....................       16,574,673       46      2.47     360,319    5.609      356        788       68.69
801 -  820 ....................        1,906,403        6      0.28     317,734    5.452      358        809       72.13
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
  Total .......................  $   670,000,501    2,003    100.00%   $334,499    5.856      358        692       75.18%
                                 ===============    =====    ======

      As of the Cut-off Date, the weighted average credit score of the Group 2 Loans for which credit scores are available will be approximately 692.

                                                      Range of Months to Roll*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
     Range of Months             Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  ---------
 0 ............................       26,114,924       33      4.39     791,361    4.663      357        691       72.74
1 - 12 ........................      100,505,783      232     16.91     433,215    5.239      358        689       74.86
13 - 18 .......................        1,446,956        3      0.24     482,319    6.293      353        604       78.12
19 - 24 .......................      251,429,666      714     42.31     352,142    5.966      358        686       78.29
25 - 31 .......................          600,000        1      0.10     600,000    4.500      353        762       79.05
32 - 49 .......................       69,498,753      169     11.69     411,235    5.363      359        695       73.25
50 - 55 .......................       12,199,088       24      2.05     508,295    5.087      354        749       72.86
56 - 61 .......................      104,736,834      243     17.62     431,016    5.324      359        705       70.21
62 - 68 .......................        3,327,810        8      0.56     415,976    5.043      343        747       57.66
69 - 73 .......................          118,500        1      0.02     118,500    5.875      359        649       64.06
74 - 79 .......................        1,139,062        2      0.19     569,531    5.634      336        749       60.50
80 + ..........................       23,158,086       42      3.90     551,383    5.218      357        734       62.23
                                 ---------------    -----  --------    --------    -----      ---        ---       -----
   Total ......................  $   594,275,461    1,472    100.00%   $403,720    5.548      358        694       74.56%
                                 ===============    =====    ======

      As of the Cut-off Date, the weighted average months to roll of the Group 2 Loans will be approximately 32 months.

      *     Excludes the fixed rate mortgage loans in Loan Group 2.

                                                           Loan Purposes

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
     Loan Purpose                Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  ---------
Purchase ......................  $   354,167,156    1,156     52.86%   $306,373    5.965      358        703       77.54%
Refinance Cash Out ............      242,955,130      670     36.26     362,620    5.797      358        676       73.09
Refinance Rate Term ...........       72,878,215      177     10.88     411,741    5.527      357        691       70.71
                                 ---------------    -----    ------    --------    -----      ---        ---       -----
   Total ......................  $   670,000,501    2,003    100.00%   $334,499    5.856      358        692       75.18%
                                 ===============    =====    ======

      In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Loan Group 3

      The Group 3 Loans had an aggregate principal balance as of the Cut-off Date of approximately $250,725,039, after application of scheduled payments due on or before the Cut-off Date, whether or not received. Approximately 95.40% of the Group 3 Loans have adjustable rates and are secured by first liens on the related mortgaged property. Approximately 4.60% of the Group 3 Loans have fixed rates and are secured by first liens on the related mortgaged property.

      The average principal balance of the Group 3 Loans at origination was approximately $423,646. No Group 3 Loan had a principal balance at origination of greater than approximately $1,000,000 or less than approximately $23,225. The average principal balance of the Group 3 Loans as of the Cut-off Date was approximately $423,522. No Group 3 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,000,000 or less than approximately $23,212.

      As of the Cut-off Date, the Group 3 Loans had mortgage rates ranging from approximately 2.750% per annum to approximately 12.125% per annum and the weighted average mortgage rate was approximately 5.868% per annum. The weighted average remaining term to stated maturity of the Group 3 Loans was approximately 357 months as of the Cut-off Date. None of the Group 3 Loans will have a first Due Date prior to February 1, 2004, or after January 1, 2005, or will have a remaining term to maturity of less than 179 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 3 Loan is December 1, 2034.

      Approximately 2.37%, 72.20% and 4.35% of the Group 3 Loans have initial interest only periods of three, five and ten years, respectively.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios and combined loan-to-value ratios, as applicable, at origination of the Group 3 Loans was approximately 78.49%. No loan-to-value ratio at origination of any Group 3 Loan was greater than approximately 100.00% or less than approximately 15.00%.

      Approximately 0.04% of the Group 2 Loans are balloon loans. The amount of the balloon payment on each of these mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. These mortgage loans have a weighted average remaining term to maturity of approximately 358 months.

      None of the Group 3 Loans are buydown mortgage loans.

      Approximately 98.98% of the Group 3 Loans will not have reached their first adjustment date as of the Closing Date.

      Approximately 52.70% of the Group 3 Loans provide for prepayment charges.

      Approximately 4.02% and 12.92% of the Group 3 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the Group 3 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 1.024% per annum.

      Set forth below is a description of certain additional characteristics of the Group 3 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 3 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding. All references to loan-to-value ratio or LTV in the following tables refer to the combined-loan-to-value ratio in the case of mortgage loans secured by second liens.

                                                     Mortgage Loan Programs(1)

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
     Mortgage Loan Programs      Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
 30Y LIB1M - IO ...............  $     2,826,550        6      1.13%   $471,092    3.973      357        687       82.82%
 30Y LIB6M ....................        1,503,688        3      0.60     501,229    6.332      358        656       83.88
 30Y LIB6M - IO ...............       18,904,704       41      7.54     461,090    5.157      358        698       76.16
 30Y LIB12M - IO ..............        4,923,330       13      1.96     378,718    6.006      358        701       80.21
 2/28 LIB6M ...................       19,108,178       60      7.62     318,470    6.438      358        652       81.78
 2/28 LIB6M - IO ..............      115,248,665      257     45.97     448,438    6.035      358        683       80.75
 3/27 LIB6M ...................       10,101,714       28      4.03     360,776    6.166      358        672       81.00
 3/27 LIB6M - IO ..............       28,036,225       65     11.18     431,327    5.627      358        694       76.76
 5/25 LIB6M ...................        6,092,426       15      2.43     406,162    5.652      358        694       75.37
 5/25 LIB6M - IO ..............       25,995,459       60     10.37     433,258    5.482      358        712       72.22
 7/23 LIB6M ...................          434,477        1      0.17     434,477    5.000      358        738       58.00
 7/23 LIB6M - IO ..............        4,572,900        9      1.82     508,100    5.121      359        701       71.40
 10/20 LIB6M ..................          497,365        1      0.20     497,365    5.750      355        797       66.67
 10/20 LIB6M - IO .............          948,750        1      0.38     948,750    5.990      358        805       75.00
 15 Yr Fixed ..................          536,777        3      0.21     178,926    6.143      180        663       71.55
 30/15 Fixed Balloon ..........          110,134        3      0.04      36,711    10.975     358        674       18.95
 30 Yr Fixed ..................        9,487,697       23      3.78     412,509    6.387      348        730       75.76
 30 Yr Fixed- IO ..............        1,396,000        3      0.56     465,333    6.177      359        705       67.04
                                 ---------------      ---    ------    --------    -----      ---        ---       -----
   Total ......................  $   250,725,039      592    100.00%   $423,522    5.868%     357        689       78.49%
                                 ===============      ===    ======

---------------

(1) A mortgage loan with a loan program including the term "30YLIB1M" has a term of 30 years and the mortgage rate adjusts monthly based on the value of One-Month LIBOR. A mortgage loan with a loan program including the term "30YLIB6M" has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "30YLIB12M" has a term of 30 years and the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "2/28LIB6M" has a term of 30 years, the first two of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27LIB6M" has a term of 30 years, the first three of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "5/25LIB6M" has a term of 30 years, the first five of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "7/23LIB6M" has a term of 30 years, the first seven of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "10/20LIB6M" has a term of 30 years, the first ten of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "15YrFixed" has a term of 15 years with a fixed rate of interest. A mortgage loan with a loan program including the term "30YrFixed" has a term of 30 years with a fixed rate of interest. A mortgage loan with a loan program including the term "30/15FixedBalloon" has a term of 30 years with a fixed rate of interest and allows for a balloon payment. Any mortgage loan with a loan program including the term "IO" has an interest only period.

                                                Principal Balances as of Origination

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
         Range of Mortgage                          No. of   % of      Average     Gross     Term       Credit   Original
      Loan Principal Balances    Current Balance    Loans    Total     Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
      0.01 -    50,000.00 .....  $       110,134        3      0.04%   $ 36,711   10.975      358        674       18.95%
 50,000.01 -   100,000.00 .....        1,182,667       15      0.47      78,844    7.598      326        626       76.53
100,000.01 -   150,000.00 .....        1,398,630       11      0.56     127,148    7.550      358        639       85.06
150,000.01 -   200,000.00 .....        2,643,362       15      1.05     176,224    6.547      358        628       74.26
200,000.01 -   250,000.00 .....        2,240,043       10      0.89     224,004    5.918      358        654       76.63
250,000.01 -   300,000.00 .....        2,813,600       10      1.12     281,360    5.564      359        683       75.29
300,000.01 -   350,000.00 .....       16,444,857       48      6.56     342,601    5.686      353        683       77.25
350,000.01 -   400,000.00 .....       65,193,915      173     26.00     376,843    6.009      357        687       81.25
400,000.01 -   450,000.00 .....       38,849,339       91     15.49     426,916    5.865      358        693       79.07
450,000.01 -   500,000.00 .....       33,963,278       71     13.55     478,356    5.813      358        695       77.79
500,000.01 -   550,000.00 .....       30,462,243       58     12.15     525,211    5.788      358        688       77.62
550,000.01 -   600,000.00 .....       18,953,217       33      7.56     574,340    5.819      358        695       79.82
600,000.01 -   650,000.00 .....       20,032,010       32      7.99     626,000    5.703      358        706       75.42
650,000.01 -   700,000.00 .....        6,819,395       10      2.72     681,940    5.230      358        685       72.73
700,000.01 -   750,000.00 .....        5,869,600        8      2.34     733,700    6.208      358        651       76.93
800,000.01 -   850,000.00 .....          840,000        1      0.34     840,000    5.500      359        675       70.00
900,000.01 -   950,000.00 .....          948,750        1      0.38     948,750    5.990      358        805       75.00
950,000.01 - 1,000,000.00 .....        1,960,000        2      0.78     980,000    5.311      359        680       72.10
                                 ---------------      ---    ------    --------    -----      ---        ---       -----
 Total ........................  $   250,725,039      592    100.00%   $423,522    5.868%     357        689       78.49%
                                 ===============      ===    ======

      As of origination, the average principal balance of the Group 3 Loans will be approximately $423,646.

                                             Principal Balances as of the Cut-off Date

                                                                                          Weighted
                                                                                 Weighted  Average    Weighted   Weighted
                                                                                 Average    Remg.     Average    Average
       Range of Mortgage                            No. of   % of      Average    Gross      Term      Credit    Original
    Loan Principal Balances      Current Balance    Loans    Total     Balance     WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
      0.01 -    50,000.00 .....  $       110,134        3      0.04%   $ 36,711   10.975      358        674       18.95%
 50,000.01 -   100,000.00 .....        1,182,667       15      0.47      78,844    7.598      326        626       76.53
100,000.01 -   150,000.00 .....        1,398,630       11      0.56     127,148    7.550      358        639       85.06
150,000.01 -   200,000.00 .....        2,643,362       15      1.05     176,224    6.547      358        628       74.26
200,000.01 -   250,000.00 .....        2,240,043       10      0.89     224,004    5.918      358        654       76.63
250,000.01 -   300,000.00 .....        2,813,600       10      1.12     281,360    5.564      359        683       75.29
300,000.01 -   350,000.00 .....       16,793,989       49      6.70     342,734    5.697      353        686       77.18
350,000.01 -   400,000.00 .....       64,844,783      172     25.86     377,005    6.008      357        687       81.29
400,000.01 -   450,000.00 .....       38,849,339       91     15.49     426,916    5.865      358        693       79.07
450,000.01 -   500,000.00 .....       33,963,278       71     13.55     478,356    5.813      358        695       77.79
500,000.01 -   550,000.00 .....       30,462,243       58     12.15     525,211    5.788      358        688       77.62
550,000.01 -   600,000.00 .....       18,953,217       33      7.56     574,340    5.819      358        695       79.82
600,000.01 -   650,000.00 .....       20,032,010       32      7.99     626,000    5.703      358        706       75.42
650,000.01 -   700,000.00 .....        6,819,395       10      2.72     681,940    5.230      358        685       72.73
700,000.01 -   750,000.00 .....        5,869,600        8      2.34     733,700    6.208      358        651       76.93
800,000.01 -   850,000.00 .....          840,000        1      0.34     840,000    5.500      359        675       70.00
900,000.01 -   950,000.00 .....          948,750        1      0.38     948,750    5.990      358        805       75.00
950,000.01 - 1,000,000.00 .....        1,960,000        2      0.78     980,000    5.311      359        680       72.10
                                 ---------------      ---    ------    --------    -----      ---        ---       -----
 Total ........................  $   250,725,039      592    100.00%   $423,522    5.868%     357        689       78.49%
                                 ===============      ===    ======

      As of the Cut-off Date, the average current principal balance of the Group 3 Loans will be approximately $423,522.

                                                           Mortgage Rates

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
          Range of                                  No. of    % of     Average     Gross     Term       Credit   Original
     Mortgage Rates (%)          Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
 2.500 -  2.999 ...............  $       496,000        1      0.20%   $496,000    2.750      358        736       80.00%
 3.500 -  3.999 ...............        3,826,555        8      1.53     478,319    3.708      358        709       79.50
 4.000 -  4.499 ...............        5,208,250       12      2.08     434,021    4.278      358        705       72.13
 4.500 -  4.999 ...............       36,221,058       77     14.45     470,403    4.741      358        702       71.65
 5.000 -  5.499 ...............       35,351,820       82     14.10     431,120    5.228      356        698       74.74
 5.500 -  5.999 ...............       65,281,559      146     26.04     447,134    5.722      358        697       77.49
 6.000 -  6.499 ...............       40,999,786      102     16.35     401,959    6.267      358        683       81.99
 6.500 -  6.999 ...............       40,686,445       95     16.23     428,278    6.682      356        672       82.48
 7.000 -  7.499 ...............       11,345,997       32      4.53     354,562    7.177      356        659       85.91
 7.500 -  7.999 ...............        5,329,022       12      2.13     444,085    7.616      358        670       84.53
 8.000 -  8.499 ...............        2,286,327        8      0.91     285,791    8.141      358        670       87.76
 8.500 -  8.999 ...............        1,514,878        5      0.60     302,976    8.651      357        663       92.67
 9.000 -  9.499 ...............        1,440,264        6      0.57     240,044    9.179      347        681       85.09
 9.500 -  9.999 ...............          394,353        1      0.16     394,353    9.750      358        654       95.00
10.000 - 10.499 ...............          166,796        2      0.07      83,398   10.167      300        670       56.64
10.500 - 10.999 ...............          107,730        1      0.04     107,730   10.750      359        659       95.00
11.500 - 11.999 ...............           44,987        1      0.02      44,987   11.990      359        647       20.00
12.000 - 12.499 ...............           23,212        1      0.01      23,212   12.125      358        688       15.00
                                 ---------------      ---    ------    --------   ------      ---        ---       -----
   Total ......................  $   250,725,039      592    100.00%   $423,522    5.868%     357        689       78.49%
                                 ===============      ===    ======

----------

      As of the Cut-off Date, the weighted average mortgage rate of the Group 3 Loans will be approximately 5.868% per annum.

                                                       Next Adjustment Date*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
     Next Adjustment Date        Current Balance    Loans    Total     Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
December 2004 .................        2,444,050        5      1.02     488,810    3.813      357        688       81.69
January 2005 ..................          382,500        1      0.16     382,500    5.000      358        677       90.00
February 2005 .................        1,063,920        2      0.44     531,960    5.454      356        726       80.00
March 2005 ....................        1,462,250        3      0.61     487,417    4.321      357        718       77.10
April 2005 ....................        7,903,038       16      3.30     493,940    5.025      358        695       75.61
May 2005 ......................        9,979,184       23      4.17     433,878    5.530      359        688       77.21
September 2005 ................          240,000        1      0.10     240,000    5.450      357        653       80.00
October 2005 ..................        2,830,000        7      1.18     404,286    6.107      358        702       81.59
November 2005 .................        1,853,330        5      0.77     370,666    5.924      359        706       78.12
January 2006 ..................          334,298        1      0.14     334,298    7.250      349        619       85.00
June 2006 .....................          460,000        1      0.19     460,000    5.750      354        797       80.00
July 2006 .....................        2,386,818        5      1.00     477,364    7.548      355        664       86.46
August 2006 ...................        1,062,169        3      0.44     354,056    7.058      356        681       86.51
September 2006 ................        8,404,328       24      3.51     350,180    6.429      357        677       80.28
October 2006 ..................      101,877,055      238     42.59     428,055    6.068      358        677       81.35
November 2006 .................       19,460,174       44      8.14     442,277    5.828      359        687       77.78
December 2006 .................          372,000        1      0.16     372,000    6.125      360        703       80.00
July 2007 .....................          363,604        1      0.15     363,604    6.250      355        583       73.00
August 2007 ...................          864,309        2      0.36     432,154    5.833      356        674       77.37
September 2007 ................        3,381,354       10      1.41     338,135    6.383      357        675       81.54
October 2007 ..................       19,502,849       49      8.15     398,017    5.839      358        689       78.61
November 2007 .................       14,025,822       31      5.86     452,446    5.510      359        693       76.14
June 2009 .....................          420,000        1      0.18     420,000    5.000      354        786       80.00
August 2009 ...................          874,771        2      0.37     437,385    6.616      356        729       81.21
September 2009 ................        5,423,819       11      2.27     493,074    6.129      357        692       74.72
October 2009 ..................       13,384,180       31      5.60     431,748    5.418      358        718       74.42
November 2009 .................       11,558,116       29      4.83     398,556    5.316      359        698       69.27
December 2009 .................          427,000        1      0.18     427,000    4.375      360        801       70.00
October 2011 ..................        2,077,977        4      0.87     519,494    5.181      358        699       69.15
November 2011 .................        2,929,400        6      1.22     488,233    5.061      359        709       71.00
July 2014 .....................          497,365        1      0.21     497,365    5.750      355        797       66.67
October 2014 ..................          948,750        1      0.40     948,750    5.990      358        805       75.00
                                     -----------      ---      ----     -------    -----      ---        ---       -----
   Total ......................      239,194,431      560       100     427,133    5.842      358        687       78.71
                                     ===========      ===       ===

----------

      As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 3 Loans will be approximately 29 months.

      *     Excludes the fixed rate mortgage loans in Loan Group 3.

                                                           Gross Margin*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
   Range of Gross Margins (%)    Current Balance    Loans    Total     Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
1.250 - 1.499 .................          496,000        1      0.21     496,000    2.750      358        736          80
1.750 - 1.999 .................          977,505        2      0.41     488,753    3.555      358        664          80
2.000 - 2.249 .................          985,650        2      0.41     492,825    3.737      357        715       83.28
2.250 - 2.499 .................       12,463,465       25      5.21     498,539    5.300      358        729       75.89
2.500 - 2.749 .................          898,000        2      0.38     449,000    5.602      359        648       67.53
2.750 - 2.999 .................        1,594,588        4      0.67     398,647    5.031      357        708       80.09
3.000 - 3.249 .................        9,498,300       21      3.97     452,300    5.558      358        704       78.21
3.250 - 3.499 .................       33,769,651       78     14.12     432,944    5.456      358        748       75.59
3.500 - 3.749 .................       21,216,695       50      8.87     424,334    5.563      358        686       77.78
3.750 - 3.999 .................       61,497,267      139     25.71     442,426    5.499      358        670       74.75
4.000 - 4.249 .................        1,904,965        4       0.8     476,241    5.761      358        680       80.13
4.250 - 4.499 .................        1,384,053        5      0.58     276,811    6.191      358        611       75.64
4.500 - 4.749 .................        1,353,142        3      0.57     451,047    7.242      359        719       87.45
4.750 - 4.999 .................          797,373        2      0.33     398,686    5.160      359        713       84.62
5.000 - 5.249 .................       12,009,005       28      5.02     428,893    6.494      358        684       79.67
5.250 - 5.499 .................        4,096,800       12      1.71     341,400    5.928      358        681       80.72
5.500 - 5.749 .................        6,177,682       14      2.58     441,263    5.823      358        659       80.79
5.750 - 5.999 .................       34,633,615       76     14.48     455,705    6.309      358        682       81.42
6.000 - 6.249 .................       19,872,037       52      8.31     382,155    6.532      358        657       85.67
6.250 - 6.499 .................        8,366,668       21       3.5     398,413    6.893      358        648       90.25
6.500 - 6.749 .................        1,593,521        6      0.67     265,587    6.886      358        617       84.48
6.750 - 6.999 .................        1,353,139        6      0.57     225,523    7.997      356        614        90.5
7.000 - 7.249 .................          400,500        1      0.17     400,500    7.300      358        691          90
7.250 - 7.499 .................          599,332        2      0.25     299,666    7.548      358        660       88.18
7.500 - 7.749 .................          499,547        1      0.21     499,547    7.750      357        608       55.86
9.000 + .......................          755,930        3      0.32     251,977    7.579      358        648       91.22
                                     -----------      ---       ---     -------    -----      ---        ---       -----
   Total ......................      239,194,431      560       100     427,133    5.842      358        687       78.71
                                     ===========      ===       ===

-------------

      As of the Cut-off Date, the weighted average Gross Margin of the Group 3 Loans will be approximately 4.347% per annum.

      *     Excludes the fixed rate mortgage loans in Loan Group 3.

                                                       Maximum Mortgage Rate*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
   Range of Maximum Mortgage                        No. of    % of     Average     Gross     Term       Credit   Original
             Rates (%)           Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
 8.500 -  8.999 ...............          496,000        1      0.21     496,000    2.750      358        736          80
 9.500 -  9.999 ...............        5,267,055       11       2.2     478,823    4.295      358        699       81.22
10.000 - 10.499 ...............        5,628,250       13      2.35     432,942    4.332      358        711       72.71
10.500 - 10.999 ...............       36,277,535       78     15.17     465,097    4.776      358        704       71.49
11.000 - 11.499 ...............       34,600,100       80     14.47     432,501    5.269      358        697        74.5
11.500 - 11.999 ...............       61,352,238      137     25.65     447,827    5.730      358        693       78.06
12.000 - 12.499 ...............       37,594,504       94     15.72     399,942    6.261      358        679        82.3
12.500 - 12.999 ...............       37,288,041       87     15.59     428,598    6.663      358        669       83.17
13.000 - 13.499 ...............        9,231,391       26      3.86     355,054    7.106      358        658       86.03
13.500 - 13.999 ...............        5,612,311       13      2.35     431,716    7.481      358        660       84.05
14.000 - 14.499 ...............        2,429,194        8      1.02     303,649    8.028      358        665       88.43
14.500 - 14.999 ...............        1,514,878        5      0.63     302,976    8.651      357        663       92.67
15.000 - 15.499 ...............        1,313,552        4      0.55     328,388    9.182      357        683       89.43
15.500 - 15.999 ...............          394,353        1      0.16     394,353    9.750      358        654          95
16.000 - 16.499 ...............           87,300        1      0.04      87,300   10.000      357        639          90
16.500 - 16.999 ...............          107,730        1      0.05     107,730   10.750      359        659          95
                                     -----------      ---      ----     -------   ------      ---        ---       -----
   Total ......................      239,194,431      560       100     427,133    5.842      358        687       78.71
                                     ===========      ===      ====

----------
      As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 3 Loans will be approximately 11.826% per annum.

      *     Excludes the fixed rate mortgage loans in Loan Group 3.

                                                     Initial Fixed-Rate Period*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
      Initial Fixed Period       Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
One Month .....................        2,826,550        6      1.18     471,092    3.973      357        687       82.82
Six Months ....................       20,408,392       44      8.53     463,827    5.244      358        695       76.73
One Year ......................        4,923,330       13      2.06     378,718    6.006      358        701       80.21
Two Years .....................        1,446,115        2       0.6     723,057    6.092      357        802       72.14
Three Years ...................      134,356,843      317     56.17     423,839    5.770      358        678        80.9
Five Years ....................       38,137,939       93     15.94     410,085    5.515      358        688       77.88
Seven Years ...................       32,087,886       75     13.41     427,838    5.111      358        709       72.82
Ten Years .....................        5,007,377       10      2.09     500,738    5.907      359        705       70.23
                                     -----------      ---       ---     -------    -----      ---        ---       -----
Total: ........................      239,194,431      560       100     427,133    5.842      358        687       78.71
                                     ===========      ===       ===

      *     Excludes the fixed rate mortgage loans in Loan Group 3.

                                                         Initial Rate Cap*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
           Initial Cap (%)       Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
1.000 .........................       24,820,672       54     10.38     459,642    5.179      358        694       77.67
2.000 .........................        5,741,274       15       2.4     382,752    6.018      358        687       80.41
3.000 .........................      194,991,022      463     81.52     421,147    5.928      358        685       78.74
5.000 .........................        4,102,465        9      1.72     455,829    5.970      356        713       77.14
6.000 .........................        9,538,999       19      3.99     502,053    5.663      358        713       80.42
                                     -----------      ---       ---     -------    -----      ---        ---       -----
  Total .......................      239,194,431      560       100     427,133    5.842      358        687       78.71
                                     ===========      ===       ===

      *     Excludes the fixed rate mortgage loans in Loan Group 3.

                                                        Subsequent Rate Cap*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
       Subsequent Cap (%)        Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
 1.000 ........................      224,262,102      527     93.76     425,545    5.842      358        687       78.56
 1.500 ........................          311,757        1      0.13     311,757    7.250      358        592          80
 2.000 ........................       14,620,573       32      6.11     456,893    5.823      358        700          81
                                     -----------      ---       ---    --------    -----      ---        ---       -----
Total: ........................      239,194,431      560       100     427,133    5.842      358        687       78.71
                                     ===========      ===       ===

      *     Excludes the fixed rate mortgage loans in Loan Group 3.


                                                   Original Loan-to-Value Ratios

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
      Range of Loan-to-Value                        No. of    % of     Average     Gross     Term       Credit   Original
             Ratios (%)          Current Balance    Loans    Total     Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
   0.01 - 20.00 ...............          189,630        4      0.08      47,407    10.713     307        687       19.39
  35.01 - 40.00 ...............          159,825        1      0.06     159,825    5.490      358        706       39.03
  45.01 - 50.00 ...............          895,377        3      0.36     298,459    6.148      341        675       47.85
  50.01 - 55.00 ...............        2,114,397        5      0.84     422,879    5.375      359        733       52.56
  55.01 - 60.00 ...............        4,212,434        9      1.68     468,048    5.412      358        690       56.94
  60.01 - 65.00 ...............        5,012,022       11      2.00     455,638    5.137      358        693       64.36
  65.01 - 70.00 ...............       47,179,917      101     18.82     467,128    5.032      358        697       69.39
  70.01 - 75.00 ...............        9,820,996       20      3.92     491,050    5.852      357        702       74.07
  75.01 - 80.00 ...............      134,893,062      322     53.80     418,923    5.892      357        690       79.82
  80.01 - 85.00 ...............        7,366,990       20      2.94     368,349    6.549      357        652       84.53
  85.01 - 90.00 ...............       24,796,767       60      9.89     413,279    6.782      358        672       89.52
  90.01 - 95.00 ...............       12,480,715       32      4.98     390,022    6.912      358        679       94.88
  95.01 - 100.00 ..............        1,602,908        4      0.64     400,727    6.605      357        699       98.64
                                     -----------      ---    ------     -------    -----      ---        ---       -----
   Total ......................      250,725,039      592    100.00     423,522    5.868      357        689       78.49
                                     ===========      ===    ======

------------

      The minimum and maximum loan-to-value ratios of the Group 3 Loans at origination were approximately 15.00% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 3 Loans at origination was approximately 78.49%.

                                                          Occupancy Types

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
             Occupancy           Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
Owner Occupied ................  $   226,331,322      533     90.27%   $424,637    5.886      357        686       79.16%
Investment ....................       21,054,182       53      8.40     397,249    5.631      358        714       72.14
Second Home ...................        3,339,535        6      1.33     556,589    6.097      358        719       73.57
                                 ---------------      ---    ------    --------    -----      ---        ---       -----
Total: ........................  $   250,725,039      592    100.00%   $423,522    5.868%     357        689       78.49%
                                 ===============      ===    ======

------------

      Occupancy type is based on the representation of the borrower at the time of origination.

                                            Mortgage Loan Program and Documentation Type

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
        Document Type            Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
Progressive Series Program            47,082,592      103     18.78     457,113    5.423      358        690       77.00
(Full Doc)
Progressive Express No Doc             4,975,181       12      1.98     414,598    6.613      358        720       78.53
Program (No Doc)
Progressive Express Program              382,500        1      0.15     382,500    6.500      357        638       85.00
No Doc Program (Verified
Assets)
Progressive Series Program            13,934,243       47      5.56     296,473    6.123      358        647       80.54
(Full Income/Stated Assets
Doc)
Progressive Series Program           154,015,079      355     61.43     433,845    5.812      357        691       77.97
(Limited (Stated)) Doc)
Progressive Series Program               855,565        2      0.34     427,782    7.964      356        673       92.13
(No Ratio)
Progressive Series Program             1,172,632        3      0.47     390,877    6.495      357        698       85.19
(Alt)
Progressive Express Program           18,591,999       46      7.42     404,174    6.600      357        689       80.63
(Non Verified Assets)
Progressive Express Program            9,715,249       23      3.87     422,402    6.476      358        693       84.67
(Verified Assets)
                                 ---------------      ---    ------    --------    -----      ---        ---       -----
Total: ........................  $   250,725,039      592    100.00%   $423,522    5.868%     357        689       78.49%
                                 ===============      ===    ======

      See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                                          Risk Categories

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
    Credit Grade Category        Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
A .............................  $    97,589,774      221     38.92%   $441,583    5.872      358        655       78.67%
A+ ............................      118,368,490      268     47.21     441,673    5.629      357        725       77.73
A- ............................       14,065,483       50      5.61     281,310    6.659      357        607       81.19
Progressive Express I .........       13,607,056       32      5.43     425,221    6.392      358        726       78.67
Progressive Express II ........        5,879,233       16      2.34     367,452    6.968      358        649       82.69
Progressive Express III .......          903,246        4      0.36     225,811    8.773      359        620       86.72
Progressive Express V .........          311,757        1      0.12     311,757    7.250      358        592       80.00
                                 ---------------      ---    ------    --------    -----      ---        ---       -----
   Total ......................  $   250,725,039      592    100.00%   $423,522    5.868%     357        689       78.49%
                                 ===============      ===    ======

------------

(1) All of these Group 3 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, and A- correspond to Progressive Series I+, I and II, and III and III+, respectively.

(2) These Group 3 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 3 Loans is generally based on the borrower's "Credit Score" score and therefore these Group 3 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi(TM) Program has been placed in either Progressive Express(TM) Program II or III.

  See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                                           Property Types

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
        Property Type            Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
Single Family Residence .......  $   179,688,522      437     71.67%   $411,187    5.928      357        688       78.94%
Planned Unit Development ......       44,053,026       92     17.57     478,837    5.662      358        684       78.10
Condominium ...................       12,650,342       32      5.05     395,323    5.859      357        718       76.51
2-4 Family Unit ...............       14,333,149       31      5.72     462,360    5.749      358        696       75.87
                                 ---------------      ---    ------    --------    -----      ---        ---       -----
   Total ......................  $   250,725,039      592    100.00%   $423,522    5.868%     357        689       78.49%
                                 ===============      ===    ======

                                          Geographic Distribution of Mortgaged Properties

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
           State                 Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
California ....................  $   181,569,911      412     72.42%   $440,704    5.765      358        690       78.23%
Virginia ......................       10,026,766       23      4.00     435,946    5.761      357        698       78.59
Florida .......................        8,737,098       21      3.48     416,052    6.191      356        702       77.07
Maryland ......................        5,560,758       14      2.22     397,197    6.290      358        691       80.94
New York ......................        5,178,109       13      2.07     398,316    6.965      358        672       79.86
New Jersey ....................        4,957,314       12      1.98     413,110    6.074      350        688       84.26
Nevada ........................        4,733,200       11      1.89     430,291    6.070      358        696       79.01
Michigan ......................        2,951,303        9      1.18     327,923    6.432      358        676       80.09
Massachusetts .................        2,825,137        6      1.13     470,856    6.150      335        715       73.53
Illinois ......................        2,791,285        8      1.11     348,911    6.690      358        679       84.93
Connecticut ...................        2,749,784        6      1.10     458,297    5.679      358        668       83.17
Georgia .......................        2,716,348        6      1.08     452,725    4.632      357        686       74.04
Other .........................       15,928,028       51      6.35     312,314    6.243      355        666       78.39
                                 ---------------      ---    ------    --------    -----      ---        ---       -----
   Total ......................  $   250,725,039      592    100.00%   $423,522    5.868%     357        689       78.49%
                                 ===============      ===    ======

      No more than approximately 1.30% of the Group 3 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                                                        Debt-to-Income Ratio

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
    Range of Debt-to-Income                         No. of    % of     Average     Gross     Term       Credit   Original
           Ratios (%)            Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
 0.01 -  5.00 .................  $     6,719,334       15      2.68%   $447,956    5.884%     357        725       77.67%
 5.01 - 10.00 .................          383,200        1      0.15     383,200    4.750      357        784       80.00
10.01 - 15.00 .................          886,650        2      0.35     443,325    4.536      357        776       73.87
15.01 - 20.00 .................        1,329,736        4      0.53     332,434    6.120      357        741       66.80
20.01 - 25.00 .................        6,302,706       17      2.51     370,747    5.692      355        696       74.68
25.01 - 30.00 .................        8,652,344       20      3.45     432,617    6.105      358        685       78.53
30.01 - 35.00 .................       24,808,065       60      9.89     413,468    5.791      358        693       78.14
35.01 - 40.00 .................       50,927,613      111     20.31     458,807    5.833      357        688       78.77
40.01 - 45.00 .................       61,743,922      148     24.63     417,189    5.878      358        684       80.22
45.01 - 50.00 .................       46,676,598      111     18.62     420,510    5.848      356        683       77.93
50.01 - 55.00 .................          192,500        1      0.08     192,500    5.250      359        640       70.00
Greater than 55.00 ............          733,310        2      0.29     366,655    6.330      358        653       90.00
Not Required ..................       41,369,059      100     16.50     413,691    5.964      358        693       77.42
                                 ---------------      ---    ------    --------    -----      ---        ---       -----
   Total ......................  $   250,725,039      592    100.00%   $423,522    5.868%     357        689       78.49%
                                 ===============      ===    ======

      As of the Cut-off Date, the weighted average debt-to-income ratio of the Group 3 Loans will be approximately 38.62% per annum.

                                                         Prepayment Penalty


                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
     Number of Months            Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
No Prepay .....................  $   118,582,185      279     47.30%   $425,026    5.788%     357        695       77.11%
12 months .....................       24,847,963       57      9.91     435,929    5.611      357        695       77.07
24 months .....................       83,606,097      192     33.35     435,448    6.069      358        678       81.21
36 months .....................       19,035,126       48      7.59     396,565    5.944      357        689       78.21
60 months .....................        4,653,668       16      1.86     290,854    5.348      358        696       73.72
                                 ---------------      ---    ------    --------    -----      ---        ---       -----
   Total ......................  $   250,725,039      592    100.00%   $423,522    5.868%     357        689       78.49%
                                 ===============      ===    ======

                                               Months Remaining to Scheduled Maturity

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
     Range of Months             Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
121 -  180 ....................  $       536,777        3      0.21%   $178,926    6.143%     180        663       71.55%
181 -  240 ....................          778,082        3      0.31     259,361    6.961      239        681       71.87
241 -  360 ....................      249,410,180      586     99.48     425,615    5.864      358        689       78.53
                                 ---------------      ---    ------    --------    -----      ---        ---       -----
  Total .......................  $   250,725,039      592    100.00%   $423,522    5.868%     357        689       78.49%
                                 ===============      ===    ======

      As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 3 Loans will be approximately 357 months.

                                                           Credit Scores


                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
     Range of Credit                                No. of    % of     Average     Gross     Term       Credit   Original
         Scores                  Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
581 -  600 ....................  $     1,731,070        7      0.69%   $247,296    7.012%     349        592       80.50%
601 -  620 ....................       14,621,216       51      5.83     286,691    6.572      358        610       80.68
621 -  640 ....................       22,233,996       54      8.87     411,741    6.243      358        630       79.27
641 -  660 ....................       38,820,612       88     15.48     441,143    5.869      357        651       77.78
661 -  680 ....................       39,914,387       90     15.92     443,493    5.932      358        670       80.22
681 -  700 ....................       40,189,550       93     16.03     432,146    5.844      355        689       79.98
701 -  720 ....................       27,651,404       64     11.03     432,053    5.666      358        710       77.13
721 -  740 ....................       25,478,622       56     10.16     454,975    5.599      358        730       77.84
741 -  760 ....................       16,936,056       37      6.75     457,731    5.815      358        751       77.45
761 -  780 ....................       10,927,917       25      4.36     437,117    5.516      358        768       74.64
781 -  800 ....................        9,056,727       21      3.61     431,273    5.424      358        790       75.32
801 -  820 ....................        3,163,482        6      1.26     527,247    5.514      358        804       74.81
                                 ---------------      ---    ------    --------    -----      ---        ---       -----
  Total .......................  $   250,725,039      592    100.00%   $423,522    5.868%     357        689       78.49%
                                 ===============      ===    ======

      As of the Cut-off Date, the weighted average credit score of the Group 3 Loans for which credit scores are available will be approximately 689.

                                                      Range of Months to Roll*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
       Range of Months           Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
   -  0 .......................        2,444,050        5      1.02     488,810    3.813      357        688       81.69
 1 - 12 .......................       25,714,222       58     10.75     443,349    5.386      358        696       77.59
13 - 18 .......................          794,298        2      0.33     397,149    6.381      352        722       82.10
19 - 24 .......................      133,562,544      315     55.84     424,008    6.090      358        678       80.89
25 - 31 .......................          363,604        1      0.15     363,604    6.250      355        583       73.00
32 - 49 .......................       37,774,335       92     15.79     410,591    5.765      358        689       77.93
50 - 55 .......................          420,000        1      0.18     420,000    5.000      354        786       80.00
56 - 61 .......................       31,667,886       74     13.24     427,944    5.521      358        708       72.72
80 + ..........................        6,453,492       12      2.70     537,791    5.289      358        726       70.66
                                     -----------      ---    ------     -------    -----      ---        ---       -----
   Total ......................      239,194,431      560    100.00     427,133    5.842      358        687       78.71
                                     ===========      ===    ======

      As of the Cut-off Date, the weighted average months to roll of the Group 3 Loans will be approximately 29 months.

      *     Excludes the fixed rate mortgage loans in Loan Group 3.

                                                           Loan Purposes

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
     Loan Purpose                Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
Purchase ......................  $   166,839,861      382     66.54%   $436,754    5.868%     358        696       79.39%
Refinance / Cash Out ..........       75,483,996      183     30.11     412,481    5.879      356        675       76.71
Refinance Rate Term ...........        8,401,181       27      3.35     311,155    5.765      357        680       76.67
                                 ---------------      ---    ------    --------    -----      ---        ---       -----
   Total ......................  $   250,725,039      592    100.00%   $423,522    5.868%     357        689       78.49%
                                 ===============      ===    ======

      In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Loan Group 4

      The Group 4 Loans had an aggregate principal balance as of the Cut-off Date of approximately $164,913,484, after application of scheduled payments due on or before the Cut-off Date, whether or not received. Approximately 100.00% of the Group 4 Loans have adjustable rates and are secured by first liens on the related mortgaged property.

      The average principal balance of the Group 4 Loans at origination was approximately $1,115,809. No Group 4 Loan had a principal balance at origination of greater than approximately $3,900,000 or less than approximately $255,000. The average principal balance of the Group 4 Loans as of the Cut-off Date was approximately $1,114,280. No Group 4 Loan had a principal balance as of the Cut-off Date of greater than approximately $3,891,602 or less than approximately $254,237.

      As of the Cut-off Date, the Group 4 Loans had mortgage rates ranging from approximately 4.000% per annum to approximately 6.625% per annum and the weighted average mortgage rate was approximately 5.276% per annum. The weighted average remaining term to stated maturity of the Group 4 Loans was approximately 358 months as of the Cut-off Date. None of the Group 4 Loans will have a first Due Date prior to September 1, 2004, or after December 1, 2004, or will have a remaining term to maturity of less than 356 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Group 4 Loan is November 1, 2034.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios and combined loan-to-value ratios, as applicable, at origination of the Group 4 Loans was approximately 66.80%. No loan-to-value ratio or combined loan-to-value ratio, as applicable, at origination of any Group 4 Loan was greater than approximately 80.00% or less than approximately 22.67%.

      None of the Group 4 Loans are buydown mortgage loans.

      None of the Group 4 Loans will be subject to the Home Ownership Act or any comparable state law.

      Approximately 100.00% of the Group 4 Loans will not have reached their first adjustment date as of the Closing Date.

      Approximately 100.00% of the Group 4 Loans provide for prepayment charges.

      The Group 4 Loans had debt service coverage ratios as of the Cut-off Date of at least 1.15x but not more than 2.67x, with a weighted average debt service coverage ratio of approximately 1.31x. The Group 4 Loans had occupancy rates, determined as of the most recent date information was available, ranging from approximately 80% to approximately 100%, with a weighted average occupancy rate at origination of approximately 97.73%.

      All of the Group 4 Loans accrue interest on an actual number of days in the prior calendar month and a year consisting of 360 days. As a result, the portion of the scheduled monthly payment in respect of interest received on the Group 4 Loans will be greater if the prior calendar month has 31 days, and will be reduced if the prior calendar month is February. However, all of the Group 4 Loans are treated as if they paid interest on a 360-day year consisting of twelve 30-day months.

      None of the Group 4 Loans are cross-collateralized with other multifamily loans. None of the Group 4 Loans involve borrowers that are bankruptcy-remote special purpose entities. As a result, defaults and losses could occur for reasons unrelated to the financial condition or operation of the related mortgaged property.

      Set forth below is a description of certain additional characteristics of the Group 4 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 4 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                                                     Mortgage Loan Programs(1)

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
     Mortgage Loan Programs      Current Balance    Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
30Y LIB6M .....................  $    24,441,931       19     14.82%  $1,286,417   4.353%     358        715       69.89%
3/27 LIB6M ....................       78,617,758       68     47.67    1,156,143   5.246      358        714       68.41
5/25 LIB6M ....................       56,696,713       57     34.38      994,679   5.657      358        734       64.09
7/23 LIB6M ....................        5,157,082        4      3.13    1,289,271   5.918      358        761       57.48
                                 ---------------      ---    ------   ----------   -----      ---        ---       -----
   Total ......................  $   164,913,484      148    100.00%  $1,114,280   5.276%     358        722       66.80%
                                 ===============      ===    ======

-----------

(1) A mortgage loan with a loan program including the term "30YLIB6M" has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27LIB6M" has a term of 30 years, the first three of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "5/25LIB6M" has a term of 30 years, the first five of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "7/23LIB6M" has a term of 30 years, the first seven of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR.

                                                Principal Balances as of Origination


                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average    Average
         Range of Mortgage                          No. of    % of     Average    Gross      Term       Credit   Original
      Loan Principal Balances    Current Balance    Loans     Total    Balance     WAC     (Months)     Score       LTV
-------------------------------  ---------------   -------  -------   ---------  --------  ---------  ---------  --------
  250,000.01 -   300,000.00 ...  $       833,701        3      0.51%  $ 277,900    5.628%     357        786       51.32%
  300,000.01 -   350,000.00 ...        1,024,940        3      0.62     341,647    5.370      357        704       67.85
  350,000.01 -   400,000.00 ...          786,104        2      0.48     393,052    5.318      358        771       53.72
  400,000.01 -   450,000.00 ...        1,268,762        3      0.77     422,921    5.371      357        742       68.28
  450,000.01 -   500,000.00 ...        5,830,565       12      3.54     485,880    5.468      358        715       54.08
  500,000.01 -   550,000.00 ...        3,626,368        7      2.20     518,053    5.392      358        727       68.04
  550,000.01 -   600,000.00 ...        4,653,154        8      2.82     581,644    5.594      358        742       63.54
  600,000.01 -   650,000.00 ...        3,767,435        6      2.28     627,906    5.695      358        762       63.04
  650,000.01 -   700,000.00 ...        2,649,996        4      1.61     662,499    5.375      358        703       60.17
  700,000.01 -   750,000.00 ...        4,388,408        6      2.66     731,401    5.314      357        701       70.33
  750,000.01 -   800,000.00 ...        4,761,686        6      2.89     793,614    5.477      358        705       68.60
  800,000.01 -   850,000.00 ...        2,510,272        3      1.52     836,757    5.714      358        739       54.55
  850,000.01 -   900,000.00 ...        3,539,293        4      2.15     884,823    5.247      359        755       71.32
  900,000.01 -   950,000.00 ...        7,386,466        8      4.48     923,308    5.426      359        722       68.09
  950,000.01 - 1,000,000.00 ...        6,918,712        7      4.20     988,387    4.821      358        735       63.76
1,000,000.01 - 1,100,000.00 ...       13,811,191       13      8.37    1,062,399   5.422      358        727       70.18
1,100,000.01 - 1,200,000.00 ...        8,219,610        7      4.98    1,174,230   5.378      358        733       64.45
1,200,000.01 - 1,300,000.00 ...       11,311,454        9      6.86    1,256,828   5.410      358        730       66.93
1,300,000.01 - 1,400,000.00 ...        3,983,729        3      2.42    1,327,910   5.042      357        645       66.99
1,400,000.01 - 1,500,000.00 ...        7,283,248        5      4.42    1,456,650   5.044      358        721       65.73
1,500,000.01 - 1,600,000.00 ...        7,792,373        5      4.73    1,558,475   5.373      358        707       69.92
1,600,000.01 + ................       58,566,019       24     35.51    2,440,251   5.139      358        720       68.39
                                 ---------------      ---    ------   ----------   -----      ---        ---       -----
   Total ......................  $   164,913,484      148    100.00%  $1,114,280   5.276%     358        722       66.80%
                                 ===============      ===    ======

      As of origination, the average principal balance of the Group 4 Loans will be approximately $1,115,809.

                                             Principal Balances as of the Cut-off Date

                                                                                             Weighted
                                                                                   Weighted   Average   Weighted   Weighted
                                                                                    Average    Remg.     Average   Average
         Range of Mortgage                          No. of   % of       Average      Gross     Term       Credit   Original
      Loan Principal Balances    Current Balance    Loans    Total      Balance       WAC     (Months)    Score       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
  250,000.01 -   300,000.00 ...  $       833,701        3      0.51%   $  277,900    5.628%     357        786       51.32%
  300,000.01 -   350,000.00 ...        1,024,940        3      0.62       341,647    5.370      357        704       67.85
  350,000.01 -   400,000.00 ...          786,104        2      0.48       393,052    5.318      358        771       53.72
  400,000.01 -   450,000.00 ...        1,268,762        3      0.77       422,921    5.371      357        742       68.28
  450,000.01 -   500,000.00 ...        5,830,565       12      3.54       485,880    5.468      358        715       54.08
  500,000.01 -   550,000.00 ...        3,626,368        7      2.20       518,053    5.392      358        727       68.04
  550,000.01 -   600,000.00 ...        4,653,154        8      2.82       581,644    5.594      358        742       63.54
  600,000.01 -   650,000.00 ...        3,767,435        6      2.28       627,906    5.695      358        762       63.04
  650,000.01 -   700,000.00 ...        2,649,996        4      1.61       662,499    5.375      358        703       60.17
  700,000.01 -   750,000.00 ...        4,388,408        6      2.66       731,401    5.314      357        701       70.33
  750,000.01 -   800,000.00 ...        4,761,686        6      2.89       793,614    5.477      358        705       68.60
  800,000.01 -   850,000.00 ...        2,510,272        3      1.52       836,757    5.714      358        739       54.55
  850,000.01 -   900,000.00 ...        3,539,293        4      2.15       884,823    5.247      359        755       71.32
  900,000.01 -   950,000.00 ...        7,386,466        8      4.48       923,308    5.426      359        722       68.09
  950,000.01 - 1,000,000.00 ...        6,918,712        7      4.20       988,387    4.821      358        735       63.76
1,000,000.01 - 1,100,000.00 ...       13,811,191       13      8.37     1,062,399    5.422      358        727       70.18
1,100,000.01 - 1,200,000.00 ...        8,219,610        7      4.98     1,174,230    5.378      358        733       64.45
1,200,000.01 - 1,300,000.00 ...       11,311,454        9      6.86     1,256,828    5.410      358        730       66.93
1,300,000.01 - 1,400,000.00 ...        3,983,729        3      2.42     1,327,910    5.042      357        645       66.99
1,400,000.01 - 1,500,000.00 ...        7,283,248        5      4.42     1,456,650    5.044      358        721       65.73
1,500,000.01 - 1,600,000.00 ...        7,792,373        5      4.73     1,558,475    5.373      358        707       69.92
1,600,000.01 + ................       58,566,019       24     35.51     2,440,251    5.139      358        720       68.39
                                 ---------------      ---    ------    ----------    -----      ---        ---       -----
   Total ......................  $   164,913,484      148    100.00%   $1,114,280    5.276%     358        722       66.80%
                                 ===============      ===    ======

      As of the Cut-off Date, the average current principal balance of the Group 4 Loans will be approximately $1,114,280.

                                                           Mortgage Rates

                                                                                             Weighted
                                                                                   Weighted   Average   Weighted   Weighted
                                                                                    Average    Remg.     Average   Average
          Range of                                   No. of    % of      Average     Gross     Term       Credit   Original
     Mortgage Rates (%)           Current Balance    Loans     Total     Balance      WAC     (Months)    Score       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
 4.000 -  4.499 ...............   $    15,737,460      10       9.54%   $1,573,746   4.148%      357       731       69.02%
 4.500 -  4.999 ...............        21,658,535      18      13.13     1,203,252   4.780       358       694       72.01
 5.000 -  5.499 ...............        54,056,186      48      32.78     1,126,171   5.203       358       721       66.34
 5.500 -  5.999 ...............        59,048,152      56      35.81     1,054,431   5.601       358       730       65.78
 6.000 -  6.499 ...............        13,764,640      15       8.35       917,643   6.171       358       726       63.11
 6.500 -  6.999 ...............           648,510       1       0.39       648,510   6.625       356       781       48.88
                                  ---------------     ---     ------    ----------   -----       ---       ---       -----
   Total ......................   $   164,913,484     148     100.00%   $1,114,280   5.276%      358       722       66.80%
                                  ===============     ===     ======

-------------

      As of the Cut-off Date, the weighted average mortgage rate of the Group 4 Loans will be approximately 5.276% per annum.

                                                       Next Adjustment Date*

                                                                                               Weighted
                                                                                     Weighted   Average   Weighted   Weighted
                                                                                      Average    Remg.     Average   Average
                                                    No. of     % of      Average       Gross     Term       Credit   Original
     Next Adjustment Date         Current Balance   Loans      Total     Balance        WAC     (Months)    Score       LTV
-------------------------------   ---------------   -------    -----    ----------   --------  ---------  --------   ----------
February 2005 .................   $     5,672,794       3       3.44%   $1,890,931     4.157%     356        758       73.04%
March 2005 ....................         2,741,642       2       1.66     1,370,821     4.330      357        711       73.58
April 2005 ....................        12,684,996      10       7.69     1,268,500     4.444      358        689       69.34
May 2005 ......................         3,342,500       4       2.03       835,625     4.358      359        744       63.64
October 2006 ..................         5,276,406       7       3.20       753,772     5.017      358        715       68.33
November 2006 .................         8,122,500       9       4.93       902,500     5.036      359        724       69.56
August 2007 ...................         8,378,585       8       5.08     1,047,323     5.078      356        712       70.51
September 2007 ................        19,676,106      13      11.93     1,513,547     5.305      357        703       66.77
October 2007 ..................        24,229,460      20      14.69     1,211,473     5.284      358        713       69.78
November 2011 .................        10,214,700       8       6.19     1,276,838     5.186      359        744       66.43
August 2009 ...................         6,924,872       7       4.20       989,267     5.799      356        710       51.87
September 2009 ................        14,716,961      16       8.92       919,810     5.592      357        759       64.14
October 2009 ..................        19,210,880      16      11.65     1,200,680     5.695      358        719       64.18
November 2009 .................        18,564,000      21      11.26       884,000     5.710      359        725       68.76
August 2011 ...................           648,510       1       0.39       648,510     6.625      356        781       48.88
September 2011 ................           848,572       1       0.51       848,572     6.375      357        677       22.67
November 2011 .................         3,660,000       2       2.22     1,830,000     5.686      359        777       67.07
                                  ---------------     ---     ------    ----------     -----      ---        ---       -----
   Total ......................   $   164,913,484     148     100.00%   $1,114,280     5.276%     358        722       66.80%
                                  ===============     ===     ======

----------
      As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 4 Loans will be approximately 39 months.

      *     Excludes the fixed rate mortgage loans in Loan Group 4.

                                                           Gross Margin*

                                                                                              Weighted
                                                                                    Weighted   Average   Weighted   Weighted
                                                                                     Average    Remg.     Average   Average
                                                    No. of     % of     Average      Gross      Term       Credit   Original
Range of Gross Margins (%)        Current Balance   Loans     Total     Balance       WAC      (Months)    Score       LTV
-------------------------------   ---------------   -------  -------   ----------   --------  ---------  --------   --------
2.500 - 2.749 .................   $    85,478,568      74      51.83%  $1,155,116    5.127%      358        724       66.53%
2.750 - 2.999 .................        70,329,734      67      42.65    1,049,698    5.390       357        721       66.94
3.000 - 3.249 .................         8,046,004       6       4.88    1,341,001    5.727       358        708       70.12
3.250 - 3.499 .................         1,059,178       1       0.64    1,059,178    6.250       358        765       54.09
                                  ---------------     ---     ------   ----------    -----       ---        ---       -----
   Total ......................   $   164,913,484     148     100.00%  $1,114,280    5.276%      358        722       66.80%
                                  ===============     ===     ======

----------
      As of the Cut-off Date, the weighted average Gross Margin of the Group 4 Loans will be approximately 2.657% per annum.

      *     Excludes the fixed rate mortgage loans in Loan Group 4.

                                                       Maximum Mortgage Rate*

                                                                                            Weighted
                                                                                  Weighted   Average   Weighted   Weighted
                                                                                   Average    Remg.     Average   Average
   Range of Maximum Mortgage                         No. of    % of     Average     Gross     Term       Credit   Original
             Rates (%)           Current Balance     Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------   ---------------   -------   ------- ----------  --------  ---------   --------  ---------
 9.500 -  9.999 ...............   $     5,969,803       4       3.62%  $1,492,451   4.845%     356        683       69.24%
10.000 - 10.499 ...............        35,760,873      27      21.68    1,324,477   4.722      357        717       68.32
10.500 - 10.999 ...............        46,313,600      44      28.08    1,052,582   5.338      358        726       68.43
11.000 - 11.499 ...............        45,077,414      43      27.33    1,048,312   5.447      358        733       64.75
11.500 - 11.999 ...............        29,071,794      27      17.63    1,076,733   5.587      358        720       65.11
                                  ---------------     ---     ------   ----------   -----      ---        ---       -----
   Total ......................   $   164,913,484     148     100.00%  $1,114,280   5.276%     358        722       66.80%
                                  ===============     ===     ======

----------

      As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 4 Loans will be approximately 10.862% per annum.

      *     Excludes the fixed rate mortgage loans in Loan Group 4.

                                                     Initial Fixed-Rate Period*

                                                                                             Weighted
                                                                                   Weighted   Average   Weighted   Weighted
                                                                                    Average    Remg.     Average   Average
                                                    No. of    % of      Average      Gross     Term      Credit    Original
      Initial Fixed Period        Current Balance    Loans    Total     Balance      WAC     (Months)     Score       LTV
-------------------------------   ---------------   -------   ------- ----------  --------  ---------   --------  ---------
Six Months ....................   $    24,441,931      19      14.82%  $1,286,417    4.353%     358        715       69.89%
Three Years ...................        78,617,758      68      47.67    1,156,143    5.246      358        714       68.41
Five Years ....................        56,696,713      57      34.38      994,679    5.657      358        734       64.09
Seven Years ...................         5,157,082       4       3.13    1,289,271    5.918      358        761       57.48
                                  ---------------     ---     ------   ----------    -----      ---        ---       -----
Total: ........................   $   164,913,484     148     100.00%  $1,114,280    5.276%     358        722       66.80%
                                  ===============     ===     ======

      *     Excludes the fixed rate mortgage loans in Loan Group 4.

                                                         Initial Rate Cap*

                                                                                           Weighted
                                                                                 Weighted   Average   Weighted   Weighted
                                                                                  Average    Remg.     Average   Average
                                                    No. of    % of     Average     Gross     Term       Credit   Original
           Initial Cap (%)        Current Balance   Loans     Total    Balance      WAC     (Months)    Score       LTV
-------------------------------   ---------------   -------  ------   ---------- --------  ---------  --------   ---------
1.000 .........................   $    25,066,931      20     15.20%  $1,253,347   4.375%     358        718       69.98%
3.000 .........................        91,614,184      85     55.55    1,077,814   5.406      358        722       66.80
5.000 .........................        48,232,369      43     29.25    1,121,683   5.497      358        725       65.15
                                  ---------------     ---    ------   ----------   -----      ---        ---       -----
  Total .......................   $   164,913,484     148    100.00%  $1,114,280   5.276%     358        722       66.80%
                                  ===============     ===    ======

      *     Excludes the fixed rate mortgage loans in Loan Group 4.

                                                        Subsequent Rate Cap*

                                                                                          Weighted
                                                                                Weighted   Average    Weighted   Weighted
                                                                                 Average    Remg.     Average    Average
                                                    No. of   % of     Average     Gross     Term       Credit    Original
       Subsequent Cap (%)         Current Balance    Loans   Total    Balance      WAC     (Months)    Score       LTV
-------------------------------   ---------------   -------  ------   ---------- --------  ---------  --------   ---------
1.000 .........................   $   164,913,484     148   100.00%  $1,114,280   5.276%     358         722       66.80%
                                  ---------------     ---   ------   ----------   -----      ---         ---       -----
Total: ........................   $   164,913,484     148   100.00%  $1,114,280   5.276%     358         722       66.80%
                                  ===============     ===   ======

      *     Excludes the fixed rate mortgage loans in Loan Group 4.

                                                   Original Loan-to-Value Ratios

                                                                                            Weighted
                                                                                  Weighted   Average    Weighted   Weighted
                                                                                   Average    Remg.     Average    Average
     Range of Loan-to-Value                         No. of   % of     Average       Gross     Term       Credit    Original
           Ratios (%)             Current Balance    Loans   Total    Balance        WAC     (Months)    Score       LTV
-------------------------------   ---------------   -------  ------   ---------- --------  ---------  --------   ---------
  20.01 - 25.00 ...............   $       848,572       1     0.51%  $  848,572      6.375%    357         677       22.67%
  30.01 - 35.00 ...............         1,220,284       3     0.74      406,761      5.807     358         713       33.61
  35.01 - 40.00 ...............         1,597,463       3     0.97      532,488      5.484     357         733       36.18
  40.01 - 45.00 ...............         3,031,652       2     1.84    1,515,826      5.875     356         667       43.82
  45.01 - 50.00 ...............         1,302,874       2     0.79      651,437      5.997     357         724       48.56
  50.01 - 55.00 ...............         4,705,421       6     2.85      784,237      5.589     358         738       53.22
  55.01 - 60.00 ...............        17,014,837      17    10.32    1,000,873      5.296     358         718       57.78
  60.01 - 65.00 ...............        24,343,544      22    14.76    1,106,525      5.296     358         725       62.92
  65.01 - 70.00 ...............        50,672,712      39    30.73    1,299,300      5.220     358         728       67.94
  70.01 - 75.00 ...............        50,452,114      45    30.59    1,121,158      5.214     358         720       73.87
  75.01 - 80.00 ...............         9,724,010       8     5.90    1,215,501      5.169     358         718       78.97
                                  ---------------     ---   ------   ----------      -----     ---         ---       -----
   Total ......................   $   164,913,484     148   100.00%  $1,114,280      5.276%    358         722       66.80%
                                  ===============     ===   ======

--------------

      The minimum and maximum loan-to-value ratios of the Group 4 Loans at origination were approximately 22.67% and 80.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 4 Loans at origination was approximately 66.80%.

                                                          Occupancy Types

                                                                                            Weighted
                                                                                  Weighted   Average    Weighted   Weighted
                                                                                   Average    Remg.     Average    Average
                                                    No. of   % of     Average       Gross     Term       Credit    Original
           Occupancy              Current Balance    Loans   Total    Balance        WAC     (Months)    Score       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
Non-Owner Occupied ............   $   164,913,484     148   100.00%  $1,114,280     5.276%     358         722       66.80%
                                  ---------------     ---   ------   ----------     -----      ---         ---       -----
Total: ........................   $   164,913,484     148   100.00%  $1,114,280     5.276%     358         722       66.80%
                                  ===============     ===   ======

----------------

      Occupancy type is based on the representation of the borrower at the time of origination.

                                            Mortgage Loan Program and Documentation Type

                                                                                           Weighted
                                                                                Weighted    Average    Weighted   Weighted
                                                                                 Average     Remg.     Average    Average
                                                    No. of   % of     Average     Gross      Term       Credit    Original
           Document Type          Current Balance    Loans   Total    Balance      WAC      (Months)    Score       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
Progressive Series Program
(Full Documentation) ..........   $   164,913,484     148   100.00%  $1,114,280   5.276%      358         722       66.80%
                                  ---------------   -----   ------   ----------   -----       ---         ---       -----
Total: ........................   $   164,913,484     148   100.00%  $1,114,280   5.276%      358         722       66.80%
                                  ===============     ===   ======

      See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                                          Risk Categories

                                                                                            Weighted
                                                                                  Weighted   Average    Weighted   Weighted
                                                                                   Average    Remg.     Average    Average
                                                    No. of   % of     Average       Gross     Term       Credit    Original
   Credit Grade Category          Current Balance    Loans   Total    Balance        WAC     (Months)    Score       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
A .............................   $   164,913,484     148   100.00%  $1,114,280     5.276%     358         722       66.80%
                                  ---------------   -----   ------   ----------     -----      ---         ---       -----
   Total ......................   $   164,913,484     148   100.00%  $1,114,280     5.276%     358         722       66.80%
                                  ===============     ===   ======

----------------

(1) All of these Group 4 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A and correspond to Progressive Series I and II.

(2) These Group 4 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 4 Loans is generally based on the borrower's "Credit Score" score and therefore these Group 4 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi(TM) Program has been placed in either Progressive Express(TM) Program II or III.

  See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                                           Property Types

                                                                                            Weighted
                                                                                  Weighted   Average    Weighted   Weighted
                                                                                   Average    Remg.     Average    Average
                                                    No. of   % of     Average       Gross     Term       Credit    Original
           Property Type          Current Balance    Loans   Total    Balance        WAC     (Months)    Score       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
Multi-Family Residence ........   $   164,913,484     148   100.00%  $1,114,280    5.276%      358         722       66.80%
                                  ---------------   -----   ------   ----------    -----       ---         ---       -----
   Total ......................   $   164,913,484     148   100.00%  $1,114,280    5.276%      358         722       66.80%
                                  ===============     ===   ======

                                          Geographic Distribution of Mortgaged Properties

                                                                                            Weighted
                                                                                  Weighted   Average    Weighted   Weighted
                                                                                   Average    Remg.     Average    Average
                                                    No. of   % of     Average       Gross     Term       Credit    Original
           State                  Current Balance    Loans   Total    Balance        WAC     (Months)    Score       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
California ....................   $   137,743,446     120    83.52%  $1,147,862    5.193%      358         723       65.84%
Arizona .......................         7,547,703       9     4.58      838,634    5.301       358         711       70.57
Washington ....................         5,126,549       5     3.11    1,025,310    5.736       358         730       74.67
Florida .......................         3,283,000       3     1.99    1,094,333    5.966       359         733       71.37
Oregon ........................         3,138,269       3     1.90    1,046,090    5.791       358         770       71.09
Colorado ......................         1,971,449       3     1.20      657,150    5.996       358         687       72.60
Pennsylvania ..................         1,929,702       1     1.17    1,929,702    6.125       358         712       75.00
Nevada ........................         1,710,929       2     1.04      855,464    5.692       358         770       63.13
Other .........................         2,462,437       2     1.49    1,231,219    5.768       358         638       72.59
                                  ---------------     ---   ------   ----------    -----       ---         ---       -----
   Total ......................   $   164,913,484     148   100.00%  $1,114,280    5.276%      358         722       66.80%
                                  ===============     ===   ======

      No more than approximately 4.74% of the Group 4 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                                                        Debt-to-Income Ratio

                                                                                            Weighted
                                                                                  Weighted   Average    Weighted   Weighted
                                                                                   Average    Remg.     Average    Average
   Range of Debt-to-Income                          No. of   % of     Average       Gross     Term       Credit    Original
          Ratios (%)              Current Balance    Loans   Total    Balance        WAC     (Months)    Score       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
 0.01 -  5.00 .................        23,923,063      22    14.51    1,087,412    5.063       358         730       69.29
 5.01 - 10.00 .................        10,240,898       9     6.21    1,137,878    5.429       358         720       64.73
10.01 - 15.00 .................         8,362,200       5     5.07    1,672,440    5.409       358         658       62.46
15.01 - 20.00 .................         9,824,681      11     5.96      893,153    5.651       358         745       70.48
20.01 - 25.00 .................        20,222,897      17    12.26    1,189,582    5.184       358         710       72.37
25.01 - 30.00 .................        12,457,254      14     7.55      889,804    5.222       358         735       64.45
30.01 - 35.00 .................        10,200,076       9     6.19    1,133,342    5.003       358         687       69.07
35.01 - 40.00 .................         4,892,260       5     2.97      978,452    5.435       358         731       70.83
40.01 - 45.00 .................         7,404,014       7     4.49    1,057,716    5.112       358         707       71.31
45.01 - 50.00 .................         1,001,642       1     0.61    1,001,642    5.000       356         768       71.79
50.01 - 55.00 .................         3,116,483       5     1.89      623,297    5.327       357         713       64.80
Greater than 55.00 ............        11,498,672       8     6.97    1,437,334    5.267       358         732       71.64
Not Required ..................        41,769,345      35    25.33    1,193,410    5.389       358         735       60.77
                                  ---------------     ---   ------   ----------    -----       ---         ---       -----
   Total ......................   $   164,913,484     148   100.00%  $1,114,280    5.276%      358         722       66.80%
                                  ===============     ===   ======

      As of the Cut-off Date, the weighted average debt-to-income ratio of the Group 4 Loans will be approximately 25.76% per annum.

                                                         Prepayment Penalty

                                                                                            Weighted
                                                                                  Weighted   Average    Weighted   Weighted
                                                                                   Average    Remg.     Average    Average
                                                    No. of   % of     Average       Gross     Term       Credit    Original
        Number of Months          Current Balance    Loans   Total    Balance        WAC     (Months)    Score       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
36 months .....................       102,344,042      86    62.06    1,190,047    5.006       358         717       68.89
60 months .....................        54,692,360      55    33.16      994,407    5.670       358         733       63.82
84 months .....................         5,157,082       4     3.13    1,289,271    5.918       358         761       57.48
120 months ....................         2,720,000       3     1.65      906,667    6.293       359         654       65.82
                                  ---------------     ---   ------   ----------    -----       ---         ---       -----
   Total ......................   $   164,913,484     148   100.00%  $1,114,280    5.276%      358         722       66.80%
                                  ===============     ===   ======

                                    Prepayment Penalty Type

                                                                                            Weighted
                                                                                  Weighted   Average    Weighted   Weighted
                                                                                   Average    Remg.     Average    Average
                                                     No. of  % of     Average       Gross     Term       Credit    Original
         Description              Current Balance    Loans   Total    Balance        WAC     (Months)    Score       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
ARM 3Year LIB6M-2/1/1 .........         9,376,778       7     5.69    1,339,540      4.308     358         696       70.39
ARM 3Year LIB6M-3/2/1 .........        92,580,796      78    56.14    1,186,933      5.077     358         718       68.82
ARM 3Year LIB6M-4/3/2 .........           386,469       1     0.23      386,469      5.000     358         787       50.59
ARM 5Year LIB6M-3/2/1/1/1 .....        25,316,128      27    15.35      937,634      5.498     358         711       62.97
ARM 5Year LIB6M-5/4/3/2/1 .....        29,376,232      28    17.81    1,049,151      5.818     357         751       64.55
ARM 7Year LIB6M-3/3/2/2/1/1/0 .         3,060,000       1     1.86    3,060,000      5.625     359         791       69.53
ARM 7Year LIB6M-5/4/3/2/1/1/1 .         2,097,082       3     1.27      699,027      6.345     357         718       39.90
ARM 10Year ....................         2,720,000       3     1.65      906,667      6.293     359         654       65.82
                                      -----------     ---   ------    ---------      -----     ---         ---       -----
LIB6M-3/3/3/2/2/2/1/1/1/0
   Total ......................       164,913,484     148   100.00    1,114,280      5.276     358         722       66.80
                                      ===========     ===   ======

For the multifamily "ARM 3 Year LIB6MO 2/1/1" loans, the amount of the prepayment charge for the first year is 2% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% after the first year and remaining until such charge terminates at the end of the third year. For the multifamily "ARM 3 Year LIB6MO 3/2/1" loans, the amount of the prepayment charge for the first year is 3% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the third year. For the multifamily "ARM 3 Year LIB6MO 4/3/2" loan, the amount of the prepayment charge for the first year is 4% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the third year. For the "ARM 5 Year LIB6MO 3/2/1/1/1" loans, the amount of the prepayment charge for the first year is 3% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% after the first and second year and remaining until such charge terminates at the end of the fifth year. For the multifamily "ARM 5 Year LIB6MO 5/4/3/2/1" loans, the amount of the prepayment charge for the first year is 5% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the fifth year. For the multifamily "ARM 7 Year LIB6MO 3/3/2/2/1/1/0" loan, the amount of the prepayment charge for the first year is 3% of the principal balance of the related mortgage loan for the first and second year after origination, declining by 1% every two years until such charge terminates at the end of the sixth year. For the multifamily "ARM 7 Year LIB6MO 5/4/3/2/1/1/1" loans, the amount of the prepayment charge for the first year is 5% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year for each of the following four years and remaining until such charge terminates at the end of the seventh year. For the multifamily "ARM 10 Year LIB6MO 3/3/3/2/2/2/1/1/1/0" loans, the amount of the prepayment charge for the first year is 3% of the principal balance of the related mortgage loan for the first three years after origination, declining by 1% after every three years until such charge terminates at the end of the tenth year.

                                               Months Remaining to Scheduled Maturity

                                                                                            Weighted
                                                                                  Weighted   Average    Weighted   Weighted
                                                                                   Average    Remg.     Average    Average
                                                     No. of  % of     Average       Gross     Term       Credit    Original
         Range of Months          Current Balance    Loans   Total    Balance        WAC     (Months)    Score       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
241 -  360 ....................   $   164,913,484     148   100.00%  $1,114,280     5.276%     358         722       66.80%
                                  ---------------     ---   ------   ----------     -----      ---         ---       -----
  Total .......................   $   164,913,484     148   100.00%  $1,114,280     5.276%     358         722       66.80%
                                  ===============     ===   ======

      As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 4 Loans will be approximately 358 months.

                                                           Credit Scores

                                                                                            Weighted
                                                                                  Weighted   Average    Weighted   Weighted
                                                                                   Average    Remg.     Average    Average
                                                     No. of  % of     Average       Gross     Term       Credit    Original
    Range of Credit Scores        Current Balance    Loans   Total    Balance        WAC     (Months)    Score       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
601 -  620 ....................   $     4,727,250       4     2.87%  $1,181,812    4.837%      357         611       68.33%
621 -  640 ....................         8,619,323       5     5.23    1,723,865    5.716       358         630       63.01
641 -  660 ....................         4,215,510       5     2.56      843,102    5.507       358         656       69.97
661 -  680 ....................        14,340,199      13     8.70    1,103,092    5.011       358         673       65.94
681 -  700 ....................        24,233,858      19    14.69    1,275,466    5.142       358         690       68.90
701 -  720 ....................        24,688,833      23    14.97    1,073,428    5.303       358         710       63.92
721 -  740 ....................        12,536,116      15     7.60      835,741    5.289       358         729       67.05
741 -  760 ....................        25,260,566      22    15.32    1,148,208    5.349       358         751       69.04
761 -  780 ....................        31,617,661      26    19.17    1,216,064    5.216       358         771       66.64
781 -  800 ....................        13,165,865      13     7.98    1,012,759    5.513       358         790       65.46
801 -  820 ....................         1,508,304       3     0.91      502,768    5.566       358         811       72.10
                                  ---------------     ---   ------   ----------    -----       ---         ---       -----
  Total .......................   $   164,913,484     148   100.00%  $1,114,280    5.276%      358         722       66.80%
                                  ===============     ===   ======

      As of the Cut-off Date, the weighted average credit score of the Group 4 Loans for which credit scores are available will be approximately 722.

                                                      Range of Months to Roll*

                                                                                            Weighted
                                                                                  Weighted   Average    Weighted   Weighted
                                                                                   Average    Remg.     Average    Average
                                                     No. of  % of     Average       Gross     Term       Credit    Original
           Range of Months        Current Balance    Loans   Total    Balance        WAC     (Months)    Score       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
 1 - 12 .......................   $    24,441,931      19    14.82%  $1,286,417    4.353%      358         715       69.89%
19 - 24 .......................        13,398,906      16     8.12      837,432    5.029       359         720       69.07
32 - 49 .......................        62,498,852      49    37.90    1,275,487    5.247       358         715       68.38
56 - 61 .......................        59,416,713      60    36.03      990,279    5.686       358         730       64.17
80 + ..........................         5,157,082       4     3.13    1,289,271    5.918       358         761       57.48
                                  ---------------     ---   ------   ----------    -----       ---         ---       -----
   Total ......................   $   164,913,484     148   100.00%  $1,114,280    5.276%      358         722       66.80%
                                  ===============     ===   ======

      As of the Cut-off Date, the weighted average months to roll of the Group 4 Loans will be approximately 39 months.

      *     Excludes the fixed rate mortgage loans in Loan Group 4.

                                                           Loan Purposes

                                                                                            Weighted
                                                                                  Weighted   Average    Weighted   Weighted
                                                                                   Average    Remg.     Average    Average
                                                     No. of  % of     Average       Gross     Term       Credit    Original
         Loan Purpose             Current Balance    Loans   Total    Balance        WAC     (Months)    Score       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
Purchase ......................   $    87,440,561      81    53.02%  $1,079,513    5.280%      358         730       68.85%
Refinance Cash Out ............        76,413,745      66    46.34    1,157,784    5.257       358         712       64.64
Refinance Rate Term ...........         1,059,178       1     0.64    1,059,178    6.250       358         765       54.09
                                  ---------------     ---   ------   ----------    -----       ---         ---       -----
   Total ......................   $   164,913,484     148   100.00%  $1,114,280    5.276%      358         722       66.80%
                                  ===============     ===   ======


                                                    Debt Service Coverage Ratios

                                                                                            Weighted
                                                                                  Weighted   Average
                                                                                   Average    Remg.
                                                     No. of  % of     Average       Gross     Term                 Original
           Description            Current Balance    Loans   Total    Balance        WAC     (Months)     FICO       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
1.14 - 1.19 ...................   $    26,978,958      18    16.36%  $1,498,831    5.449%      358         755       67.09%
1.20 - 1.21 ...................        34,989,031      38    21.22      920,764    5.397       358         732       66.57
1.22 - 1.24 ...................         9,856,352      12     5.98      821,363    5.199       358         737       67.58
1.25 - 1.29 ...................        29,863,592      24    18.11    1,244,316    5.324       358         697       68.51
1.30 - 1.49 ...................        48,052,428      40    29.14    1,201,311    5.085       357         717       66.75
1.50 - 2.08 ...................        14,070,315      14     8.53    1,005,023    5.175       358         696       66.14
2.09 + ........................         1,102,809       2     0.67      551,404    6.173       357         705       24.64
                                  ---------------     ---   ------   ----------    -----       ---         ---       -----
   Total ......................   $   164,913,484     148   100.00%  $1,114,280    5.276%      358         722       66.80%
                                  ===============     ===   ======


                                                         First Payment Date

                                                                                            Weighted
                                                                                  Weighted   Average
                                                                                   Average    Remg.
                                                     No. of  % of     Average       Gross     Term                 Original
           Description            Current Balance    Loans   Total    Balance        WAC     (Months)     FICO       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
September 2004 ................   $    21,624,761      19    13.11%  $1,138,145    5.114%      356         726       64.55%
October 2004 ..................        37,983,281      32    23.03    1,186,978    5.370       357         725       65.26
November 2004 .................        61,401,742      53    37.23    1,158,523    5.216       358         710       67.81
December 2004 .................        43,903,700      44    26.62      997,811    5.359       359         735       67.84
                                  ---------------     ---   ------   ----------    -----       ---         ---       -----
   Total ......................   $   164,913,484     148   100.00%  $1,114,280    5.276%      358         722       66.80%
                                  ===============     ===   ======

                                                      Current Occupancy Rates

                                                                                            Weighted
                                                                                  Weighted   Average
                                                                                   Average    Remg.
                                                     No. of  % of     Average       Gross     Term                 Original
           Description            Current Balance    Loans   Total    Balance        WAC     (Months)     FICO       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
 80.00 - 84.99 ................   $       600,000       1     0.36%  $  600,000    6.000%      359         707       54.55%
 85.00 - 89.99 ................         1,137,857       2     0.69      568,928    5.240       358         750       58.68
 90.00 - 94.99 ................        28,200,172      27    17.10    1,044,451    5.350       358         734       69.29
 95.00 - 99.99 ................        44,172,207      25    26.79    1,766,888    5.273       358         732       66.97
100.00 + ......................        90,803,249      93    55.06      976,379    5.250       358         714       66.13
                                  ---------------     ---   ------   ----------    -----       ---         ---       -----
  Total .......................   $   164,913,484     148   100.00%  $1,114,280    5.276%      358         722       66.80%
                                  ===============     ===   ======


                                                          Number of Units

                                                                                            Weighted
                                                                                  Weighted   Average
                                                                                   Average    Remg.
                                                     No. of  % of     Average       Gross     Term                 Original
           Description            Current Balance    Loans   Total    Balance        WAC     (Months)     FICO       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
 5 - 9 ........................   $    18,792,184      31    11.40%  $  606,199    5.327%      358         734       63.96%
10 - 14 .......................        26,520,478      34    16.08      780,014    5.297       358         710       66.03
15 - 24 .......................        48,083,321      45    29.16    1,068,518    5.183       358         727       66.02
25 - 49 .......................        45,837,886      28    27.80    1,637,067    5.319       358         722       68.17
50 + ..........................        25,679,614      10    15.57    2,567,961    5.314       357         718       68.72
                                  ---------------     ---   ------   ----------    -----       ---         ---       -----
   Total ......................   $   164,913,484     148   100.00%  $1,114,280    5.276%      358         722       66.80%
                                  ===============     ===   ======

                                                             Year Built

                                                                                            Weighted
                                                                                  Weighted   Average
                                                                                   Average    Remg.
                                                     No. of  % of     Average       Gross     Term                 Original
           Description            Current Balance    Loans   Total    Balance        WAC     (Months)     FICO       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
< 1954 ........................   $    16,123,662      20     9.78%  $  806,183    5.453%      358         744       67.44%
1954 - 1970 ...................        91,467,027      80    55.46    1,143,338    5.198       358         726       65.79
1971 - 1975 ...................        12,060,138      11     7.31    1,096,376    5.546       357         727       64.61
1976 - 1980 ...................        12,142,794       8     7.36    1,517,849    5.548       358         686       68.14
1981 - 1985 ...................        10,351,401       9     6.28    1,150,156    4.951       358         720       70.71
1986 - 1990 ...................        18,647,175      16    11.31    1,165,448    5.325       358         701       69.51
1991 - 1995 ...................         1,708,769       2     1.04      854,385    5.804       358         748       69.84
1996 + ........................         2,412,518       2     1.46    1,206,259    4.973       359         761       65.22
                                  ---------------   -----   ------   ----------    -----       ---         ---       -----
   Total ......................   $   164,913,484     148   100.00%  $1,114,280    5.276%      358         722       66.80%
                                  ===============     ===   ======


                                                             Renovated

                                                                                            Weighted
                                                                                  Weighted   Average
                                                                                   Average    Remg.
                                                     No. of  % of     Average       Gross     Term                 Original
           Description            Current Balance    Loans   Total    Balance        WAC     (Months)     FICO       LTV
-------------------------------   ---------------   -------  -----   ----------   --------  ---------  --------   ----------
No ............................   $    52,560,104      48    31.87%  $1,095,002    5.191%      358         728       67.96%
Yes ...........................       112,353,381     100    68.13    1,123,534    5.316       358         719       66.26
                                  ---------------   -----   ------   ----------    -----       ---         ---       -----
   Total ......................   $   164,913,484     148   100.00%  $1,114,280    5.276%      358         722       66.80%
                                  ===============     ===   ======

      In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.


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